Document and Entity Information (USD $)	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	LDK Solar Co., Ltd.
Entity Central Index Key	0001385424
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float	$ 0
Entity Common Stock, Shares Outstanding	132,950,255

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and cash equivalents	$ 202,127	$ 384,761
Pledged bank deposits	503,721	68,913
Trade accounts and bills receivable, net	384,265	217,892
Insurance recoveries receivable	0	6,000
Inventories	474,612	432,193
Prepayments to suppliers, net	112,448	40,784
Other current assets, including amounts due from the Group's executives and employees of $41,820 and $46,262 as of December 31, 2009 and 2010, respectively	237,173	150,697
Due from a related parties	45,161	37,615
Deferred income tax assets	15,914	47,590
Total current assets	1,975,421	1,386,445
Property, plant and equipment, net	2,993,213	2,608,725
Deposits for purchases of property, plant and equipment and land use right	144,298	32,529
Land use rights	220,405	175,533
Inventories to be processed beyond one year	13,024	10,947
Prepayments to suppliers expected to be utilized beyond one year	14,318	26,482
Pledged bank deposits - non-current	43,965	50,797
Investments in an associate and a jointly-controlled entity	52,275	51,884
Other non-current assets	13,935	23,954
Deferred income tax assets , net	21,303	16,913
Total assets	5,492,157	4,384,209
Current liabilities
Short-term borrowings and current installments of long-term borrowings	1,501,588	980,359
Bills Payable	271,772	97,872
Trade accounts payable	447,595	191,240
Advance payments from customers, current installments	196,812	199,075
Accrued expenses and other payables	751,272	655,438
Accrued legal settlement	0	16,000
Due to related parties	15,034	38,782
Convertible senior notes, less debt discount	355,445	0
Other financial liabilities	38,304	41,260
Total current liabilities	3,577,822	2,220,026
Long-term borrowings, excluding current installments	604,495	408,062
Obligations under capital leases, excluding current installments	15,938	50,664
Advance payments from customers - non-current	148,022	177,773
Other payable due to customers	752	172,848
Other liabilities	76,395	77,713
Deferred income tax liabilities	14,337	8,545
Convertible senior notes, less debt discount	34,658	391,642
Total liabilities	4,472,419	3,507,273
LDK Solar Co., Ltd. shareholders' equity
Ordinary shares (US $0.10 par value; 499,580,000 shares authorized ; 130,021,049 and 134,343,617 shares issued ; 129,771,643 and 132,950,255 shares outstanding as of December 31, 2009 and 2010, respectively)	13,295	12,977
Additional paid-in capital	589,839	744,988
Statutory reserve	58,275	29,676
Accumulated other comprehensive income	128,393	84,544
(Accumulated deficit) retained earnings	229,438	(32,760)
Total LDK Solar Co., Ltd. shareholders' equity	1,019,240	839,425
Non-controlling interests	498	37,511
Total equity	1,019,738	876,936
Commitments and contingencies
Total liabilities and equity	$ 5,492,157	$ 4,384,209

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets
Amounts due from the Group's executives and employees	$ 46,262	$ 41,820
LDK Solar Co., Ltd. shareholders' equity
Ordinary shares, par value	$ 0.1	$ 0.1
Ordinary shares, shares authorized	499,580,000	499,580,000
Ordinary shares, shares issued	134,343,617	130,021,049
Ordinary shares, shares outstanding	132,950,255	129,771,643

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net sales
Wafers	$ 1,522,925	$ 945,009	$ 1,495,034
Processing of PV products on behalf of others	204,915	80,557	116,859
Modules	634,387	58,957
Silicon and other materials	79,089	8,007	31,602
Other	68,031	5,508
Total net sales	2,509,347	1,098,038	1,643,495
Cost of goods sold
Wafers	(1,118,605)	(1,089,660)	(1,446,587)
Processing of PV products on behalf of others	(133,513)	(62,244)	(83,383)
Modules	(586,755)	(52,154)
Silicon and other materials	(59,028)	(3,459)	(25,169)
Others	(53,611)	(4,104)
Total cost of goods sold, including provisions for inventory write-downs of US $311,999, US $180,213 and US $6,113 and provisions for loss on firm purchase commitment of US $ 0, US $1,120 and US $ 0 during the years ended December 31, 2008, 2009 and 2010 respectively	(1,951,512)	(1,211,621)	(1,555,139)
Gross profit (loss)	557,835	(113,583)	88,356
Selling expenses	(21,734)	(4,738)	(3,786)
General and administrative expenses, including provisions for doubtful recoveries of prepayments to suppliers and trade accounts receivable of US $20,582, US $22,425 and US $3,872 during the years ended 2008, 2009 and 2010 respectively	(90,380)	(91,513)	(68,010)
Research and development expenses	(10,804)	(8,299)	(7,570)
Impairment loss for property, plant and equipment		(1,999)
Legal settlements, net of insurance recoveries		(10,000)
Income (loss) from operations	434,917	(230,132)	8,990
Other income (expenses):
Interest income	4,632	2,408	5,875
Interest expense and amortization of convertible senior notes issuance costs and debt discount	(95,012)	(50,068)	(38,162)
Foreign currency exchange gain (loss), net	8,327	(613)	14,495
Government subsidy	5,625	26,927	19,665
Change in fair value of prepaid forward contracts			60,028
Equity in income (loss) for an associate and a jointly-controlled entity	3,570	(3,343)	704
Others, net	618	(87)	(48)
Earnings (loss) before income taxes	362,677	(254,908)	71,547
Income tax (expense) benefit	(66,210)	20,912	(5,139)
Net income (loss)	296,467	(233,996)	66,408
Earnings attributable to non-controlling interests	(5,670)	(229)
Net income (loss) attributable to LDK Solar Co., Ltd. shareholders	$ 290,797	$ (234,225)	$ 66,408
Basic earnings (loss) per share	$ 2.32	$ (2.18)	$ 0.63
Diluted earnings (loss) per share	$ 2.27	$ (2.18)	$ 0.61

Consolidated Statements of Operations (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cost of goods sold
Provisions for loss on firm purchase commitment	$ 0	$ 1,120	$ 0
Provisions for inventory write-downs	6,113	180,213	311,999
Provisions for doubtful recoveries of prepayments to suppliers and trade accounts receivable	$ 3,872	$ 22,425	$ 20,582

Consolidated Statements of Equity and Comprehensive Income (Loss) (USD $) In Thousands, except Share data	Total	Ordinary Shares	Additional Paid-in Capital	Statutoy Reserve	Accumulated Other Comprehensive Income	Retained Earnings (Accumulated deficit)	Total LDK Solar Co., Ltd. Shareholders' Equity	Non- controlling Interests	Comprehensive Income (Loss) Attributable to LDK Solar Co., Ltd. Shareholders	Comprehensive Income (Loss) Attributable to Non- Controlling Interests	Comprehensive Income (Loss) Total
Beginning Balance at Dec. 31, 2007	$ 693,071	$ 10,604	$ 486,253	$ 18,697	$ 31,481	$ 146,036	$ 693,071	$ 0
Beginning Balance, shares at Dec. 31, 2007		106,044,700
Net income (loss)	66,408					66,408	66,408		66,408		66,408
Foreign currency translation adjustment, net of nil tax	51,833				51,833		51,833		51,833		51,833
Total comprehensive income, as adjusted (Note 2)									118,241		118,241
Appropriation to statutory reserve (Note 20)				10,979		(10,979)
Issuance of new shares, net of related expenses of $9,508, $6,415, US $461, shares		4,800,000
Issuance of new shares, net of related expenses of $9,508, $6,415, US $461	190,892	480	190,412				190,892
Issuance of ordinary shares upon exercise of share options, shares		2,265,696
Issuance of ordinary shares upon exercise of share options	12,740	227	12,513				12,740
Issuance of convertible senior notes	17,774		17,774				17,774
Share-based compensation (Note 21)	16,614		16,614				16,614
Prepaid forward repurchase of ordinary shares (Note 17)	(259,465)		(259,465)				(259,465)
Ending Balance at Dec. 31, 2008	789,867	11,311	464,101	29,676	83,314	201,465	789,867	0
Ending Balance, shares at Dec. 31, 2008		113,110,396
Net income (loss)	(233,996)					(234,225)	(234,225)	229	(234,225)	229	(233,996)
Foreign currency translation adjustment, net of nil tax	2,541				2,543		2,543	(2)	2,543	(2)	2,541
Total comprehensive income, as adjusted (Note 2)									(231,682)	227	(231,455)
Acquisition of equity interest in Solar Green Technology Spa	254							254
Capital contribution from non-controlling interests	58							58
Issuance of new shares, net of related expenses of $9,508, $6,415, US $461, shares		16,520,000
Issuance of new shares, net of related expenses of $9,508, $6,415, US $461	109,225	1,652	107,573				109,225
Disposal of 15% shares of LDK PV, net of tax expense of $22,425	193,989		158,330		(1,313)		157,017	36,972
Issuance of ordinary shares upon exercise of share options, shares		141,247
Issuance of ordinary shares upon exercise of share options	786	14	772				786
Share-based compensation (Note 21)	14,212		14,212				14,212
Ending Balance at Dec. 31, 2009	876,936	12,977	744,988	29,676	84,544	(32,760)	839,425	37,511
Ending Balance, shares at Dec. 31, 2009		129,771,643
Net income (loss)	296,467					290,797	290,797	5,670	290,797	5,670	296,467
Foreign currency translation adjustment, net of nil tax	42,500				41,555		41,555	945	41,555	945	42,500
Total comprehensive income, as adjusted (Note 2)									332,352	6,615	338,967
Appropriation to statutory reserve (Note 20)				28,599		(28,599)
Issuance of new shares, net of related expenses of $9,508, $6,415, US $461, shares		1,645,900
Issuance of new shares, net of related expenses of $9,508, $6,415, US $461	11,061	165	10,896				11,061
Purchase of non-controlling interest	(225,232)		(183,904)		2,294		(181,610)	(43,622)
Disposal of subsidiaries	(6)							(6)
Issuance of ordinary shares upon exercise of share options, shares		1,532,712
Issuance of ordinary shares upon exercise of share options	6,968	153	6,815				6,968
Share-based compensation (Note 21)	11,044		11,044				11,044
Ending Balance at Dec. 31, 2010	$ 1,019,738	$ 13,295	$ 589,839	$ 58,275	$ 128,393	$ 229,438	$ 1,019,240	$ 498
Ending Balance, shares at Dec. 31, 2010		132,950,255

Consolidated Statements of Equity and Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Stock issuance related expenses	$ 461	$ 6,415	$ 9,508
Percentage of equity interest in subsidiary sold		15.00%
Foreign currency translation adjustment tax effect		22,425
Ordinary Shares
Stock issuance related expenses	461	6,415	9,508
Additional Paid-in Capital
Stock issuance related expenses	461	6,415	9,508
Percentage of equity interest in subsidiary sold		15.00%
Foreign currency translation adjustment tax effect		22,425
Accumulated Other Comprehensive Income
Percentage of equity interest in subsidiary sold		15.00%
Foreign currency translation adjustment tax effect		22,425
Total LDK Solar Co., Ltd. Shareholders' Equity
Stock issuance related expenses	461	6,415	9,508
Percentage of equity interest in subsidiary sold		15.00%
Foreign currency translation adjustment tax effect		22,425
Non- controlling Interests
Percentage of equity interest in subsidiary sold		15.00%
Foreign currency translation adjustment tax effect		$ 22,425

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net income (loss)	$ 296,467	$ (233,996)	$ 66,408
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	158,696	70,565	36,005
Provisions for doubtful recovery of prepayments to suppliers and trade accounts receivable	3,872	22,425	20,582
Provisions for inventory write-downs	6,113	180,213	311,999
Impairment loss on equipment		1,999
Deferred income tax (benefit) expense	31,908	(35,049)	(41,163)
Equity in (income) loss for an associate and a jointly-controlled entity	(3,570)	3,343	(704)
Share-based compensation	11,044	14,212	16,614
Others	(364)
Amortization of convertible senior notes issuance costs and debt discounts	10,174	9,456	6,308
Change in fair value of prepaid forward contracts			(60,028)
Changes in operating assets and liabilities:
Pledged bank deposits related to purchase of inventory and other operating activities	(106,265)	(11,796)	(59,633)
Trade accounts receivable and bills receivable	(166,676)	(124,229)	(93,782)
Inventories	(44,759)	(5,604)	(530,244)
Prepayments to suppliers	(59,753)	20,037	29,984
Other assets	5,679	37,297	(44,769)
Other financial assets	6,603	(7,273)
Trade accounts payable and bills payable	390,744	154,154	117,440
Advance payments from customers	18,966	(138,542)	532,578
Income tax payable	17,260	10,438	4,299
Accrued expenses and other payables	14,029	52,002	22,227
Amount due from a related party	(6,379)	(37,615)
Amount due to a related party	(23,885)	36,614	2,164
Other financial liabilities	89	(37)	(3,224)
Net cash provided by operating activities	559,993	18,614	333,061
Cash flows from investing activities:
Purchase of land use rights	(89,416)	(24,591)	(69,110)
Purchase of property, plant and equipment, including deposits and cash paid for interest capitalized	(577,132)	(749,979)	(1,125,640)
Pledged bank deposit related to purchase of property, plant and equipment	(293,227)	(65,761)	(103,166)
Release of pledged bank deposit related to purchase of property, plant and equipment	98,575	93,113	55,644
Cash received for disposal of a subsidiary	559
Cash paid for investment in an associate and a jointly-controlled entity		(74,460)	(4,902)
Capital repayment from a jointly-controlled entity		24,867
Cash paid for short-term investment	(68,477)
Cash paid for business acquisition, net of cash acquired		(504)
Net cash used in investing activities	(929,118)	(797,315)	(1,247,174)
Cash flows from financing activities:
Pledged bank deposits used for bank borrowings	(136,798)	(2,197)
Pledged bank deposits released upon repayment of borrowings and payable due to a customer	13,454		119,386
Proceeds from new loans and borrowings	2,733,126	2,251,631	1,035,803
Repayment of loans and borrowings	(2,049,569)	(1,684,219)	(513,834)
Repayment of payable due to a customer	(131,616)
Loans and advances from related parties			2,195
Repayment of loans and advances from related parties		(2,195)
Proceeds from issuance of ordinary shares	18,029	111,800	205,104
Payment of expenses relating to issuance of ordinary shares and convertible senior notes	(4,894)		(1,472)
Payment of Convertible Senior Notes repurchase	(7,719)
Proceeds from issuance of convertible senior notes, net of issuance costs			388,743
Payment for Company's ordinary shares under prepaid forward contracts			(199,437)
Proceeds from sale-leaseback transaction		43,935	63,155
Deposit paid for capital leases		(6,598)	(7,316)
Repayment of capital lease obligations	(38,299)	(21,314)	(4,629)
Proceeds for sale of non-controlling interest in a subsidiary, net of direct incremental costs		216,414
Purchase of non-controlling interest	(215,326)
Capital contribution from non-controlling interests		58
Net cash provided by financing activities	180,388	907,315	1,087,698
Effect of foreign currency exchange rate changes on cash and cash equivalents	6,103	624	(1,532)
Net increase (decrease) in cash and cash equivalents	(182,634)	129,238	172,053
Cash and cash equivalents at beginning of year	384,761	255,523	83,470
Cash and cash equivalents at end of year	202,127	384,761	255,523
Supplemental disclosures of cash flow information:
Interest Paid, Net	85,328	37,422	27,680
Income tax paid	16,478	4,238	42,169
Supplemental disclosures of non-cash investing and financing transaction:
Payable for purchase of property, plant and equipment	404,557	469,321	354,247
Payable for purchase of land use rights			11,865
Payable to customers		244,085
Payable for purchase of non-controlling interests	$ 9,906

Principal Activities, Organization and Basis of Presentation	12 Months Ended
Dec. 31, 2010
Principal Activities, Organization and Basis of Presentation [Abstract]
PRINCIPAL ACTIVITIES, ORGANIZATION AND BASIS OF PRESENTATION

(1)	PRINCIPAL ACTIVITIES, ORGANIZATION AND BASIS OF PRESENTATION

Principal activities and organization

LDK Solar Co., Ltd. (the “Company” or “LDK”) is incorporated in the Cayman Islands and was established on May 1, 2006. LDK and its subsidiaries (collectively, the “Group”) are principally engaged in the design, development, manufacturing and marketing of photovoltaic (“PV”) products and development of power plant projects in the People’s Republic of China (“PRC”) and overseas market.

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

The accompanying consolidated financial statements contemplate the realization of assets and the satisfaction of liabilities in the normal course of business.

As of December 31, 2010, the Group had a working capital deficit (total consolidated current liabilities exceeded total consolidated current assets) of US $1,602,401. As of December 31, 2010, the Group had cash and cash equivalents of US $202,127, most of which are held by the Company’s subsidiaries in the PRC and 85.3% of the Group’s short term bank borrowings and current installments of its long-term debt totaling US $1,280,687 reside with these subsidiaries. These factors initially raised substantial doubt as to the Group’s ability to continue as a going concern. However, management believes it has developed a liquidity plan, as summarized below, that, if executed successfully, will provide sufficient liquidity to meet the Group’s obligations as they become due for a reasonable period of time.

•	Bank Financing

With an aim to improve liquidity, the Group has been successfully negotiating with certain banks and will continue to negotiate with other banks to obtain long-term revolving bank facilities. From January 1, 2011 to March 31, 2011, the Group has obtained additional secured and unsecured short-term bank borrowings of US $570,865 with interest rates ranging from 0.31% to 6.06% and secured and unsecured long-term bank borrowings of US $205,458 with interest rates ranging from 4.46% to 6.60% (subject to repricing annually), and repaid short-term borrowings and current installments of long-term borrowings totaling US $542,347. As of March 31, 2011, the Group’s short-term borrowings and current installments of long-term borrowings and long-term borrowings amounted to US $1,545,000 and US $794,659, respectively. As of March 31, 2011, the Group had total revolving credit facilities of US $3,112,967, of which US $1,079,157 was unused. In addition, on September 26, 2010, the Group entered into a strategic financing framework agreement with China Development Bank Corporation (“CDB”), pursuant to which CDB has agreed to provide up to RMB 60 billion, or approximately US $8.9 billion, of credit facilities to the Group over a five-year period subject to certain conditions and terms to be agreed at each time the Group requests to borrow under this agreement. Management believes that the Group will be able to obtain continued borrowing facilities from the banks so that when required by the Group, the bank loans due for repayment within the next 12 months can be successfully replaced with new loans drawn down from existing revolving banking facilities and new borrowing facilities.

•	Reorganization of the Group’s polysilicon business

The Group has transferred the equity interests in LDKPV and LDKSP previously held by the Company and Jiangxi LDK Solar Hi-tech Co., Ltd. (“JXLDK”) to LDK Silicon & Chemical Technology Co., Ltd. (“LDKSCT”). In addition, the Group purchased back 15% equity interests in LDKPV from a PRC local company in December 2010. LDKPV and LDKSP are engaged in the manufacture and sales of polysilicon materials.

On December 30, 2010, the Group entered into a definitive agreement with China Development Bank Capital Corporation Ltd., a wholly owned subsidiary of CDB, Excel Rise Holdings Limited and Prosper East Limited, investment funds affiliated with China Construction Bank Corporation, and an investment fund affiliated with Bank of China. Under terms of the agreement, these investors agreed to subscribe for 240 million series A redeemable convertible preferred shares of LDK Silicon & Chemical Technology Co., Ltd. (“LDKSCT”), one of our wholly owned subsidiaries incorporated in the Cayman Islands, for an aggregate price of US $240 million, subject to the various PRC governmental approvals relating to foreign investments in foreign enterprises as well as corporate approvals of each party. Please refer to Note 8 for the details of this investment agreement.

The Group’s management believes that the above reorganization and funding from PRC domestic investment funds could facilitate the Group’s ability to seek additional funding, if in the overall interests of the Group, from international strategic investors, for the Group’s polysilicon business.

•	Cost reduction

The Group has been negotiating with a number of vendors, including suppliers of equipment and construction materials, for them to provide the Group with lower prices or more favourable payment terms in order to achieve cost savings for its planned capital expenditures during the next 12 months.

•	Additional Equity or debt offering by the Company

On February 1, 2011, the Company issued 13,800,000 ADSs, representing 13,800,000 ordinary shares at a price of US $12.4 per ADSs, raising approximately US $164,220, net of certain expenses. On February 28, 2011 and April 11, 2011, the Company respectively issued an aggregate principal amount of RMB 1,200,000 and RMB 500,000, 10% US $-Settled Senior Notes due 2014 (the “Senior Notes”) and received net proceeds from the offering, after deducting certain expenses, of approximately US $254,994 in total. The Company will consider obtaining additional fundings from the issuance of additional equity or debt when market conditions permit and such issuance are in the overall interests of the Group’s business.

Therefore, after careful consideration of the factors that initially raises substantial doubt and the liquidity plans described above, management has prepared the accompanying consolidated financial statements on the basis that the Group will be able to continue as going concern. The consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded assets or the amounts and classification of liabilities or any other adjustments that might be necessary should the Group be unable to continue as a going concern.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Principles of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated upon consolidation. For consolidated subsidiaries where the Group’s ownership in the subsidiary is less than 100%, the equity interest not held by the Group is shown as noncontrolling interests. The Company has no involvement with variable interest entities. The Company accounts for investments over which it has the ability to exercise significant influence over the operating and financial policies of the investee, but not a controlling financial interest using the equity method of accounting.

(b)	Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews its estimates, including those related to the classification and realization of inventories, trade accounts receivable, prepayments to suppliers and deferred tax assets, estimated useful lives and residual values of long-lived assets, the recoverability of the carrying values of long-lived assets, the determination of fair values of financial instruments and share-based instruments, and assessments about potential tax uncertainties and contingent liabilities. Changes in facts and circumstances may result in revised estimates. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

(c)	Foreign currency transactions and translations

The functional currency of the Company, LDK Solar USA (“LDK USA”), LDK SCT and LDK Silicon Holding Co., Limited (“LDKSH”) is the United States dollar (“US $”). The functional currency of LDK Solar International Company Limited (“LDK International”) is Hong Kong dollar (“HKD”). The functional currency of those subsidiaries located in the PRC and Europe are Renminbi (“RMB”) and European dollar (“EUR€”) respectively. Transactions denominated in foreign currencies are remeasured in the functional currency at the rates of exchange prevailing when the transactions occur. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currency at rates of exchange in effect at the balance sheet dates. Exchange gains and losses are included in the consolidated statements of operations.

The Group has chosen the U.S. dollar as its reporting currency. Accordingly assets and liabilities of all subsidiaries except for LDK USA and LDK SCT are translated into US $ using exchange rates in effect at each period end and average exchange rates are used for the statements of operations. Gains and losses resulting from the translations of the financial statements of these subsidiaries into US dollars are recognized in other comprehensive income (loss).

(d)	Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal and other fees incurred in connection with loss contingencies are expensed as incurred. Legal cost expenses are reported net of expected insurance recoveries.

(e)	Cash and cash equivalents

Cash and cash equivalents consist of cash at bank and on hand and certificates of deposit with an initial term of less than three months when purchased, which are unrestricted as to withdrawal and use.

(f)	Pledged bank deposits

Pledged bank deposits represent amounts held by banks, which are not available for the Group’s use, as security for issuance of letters of credit relating to purchase of raw materials and production equipments, letters of guarantee or bank borrowings. Upon maturity of the letters of credit, letters of guarantee and repayment of bank borrowings, the deposits are released by the bank and become available for general use by the Group. Pledged bank deposits are reported within cash flows from operating, investing and financing activities in the consolidated statements of cash flows with reference to the purpose of making the pledge. Pledged bank deposits, which matures twelve months after the balance sheet date are classified as non-current assets in the consolidated balance sheets.

(g)	Trade accounts receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash from operating activities in the consolidated statements of cash flows. An allowance for doubtful accounts is provided based on the management’s best estimate of the amount of probable credit losses in the Group’s existing accounts receivable. Management assesses the recoverability of accounts receivable by analyzing specific customer accounts that have known or potential recoverability issues. The Group does not have any off-balance-sheet credit exposure related to its customers.

The following table presents the movement of the allowance for doubtful accounts:

	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2009	December 31, 2010

Beginning Balance	—	—	4,551
Additions	—	4,551	1,690
Reversal of allowance for doubtful accounts	—	—	(156)
Write-off of accounts receivable charged	—	—	—
Foreign exchange effect	—	—	141

Ending balance	—	4,551	6,226

(h)	Inventories

Inventories are stated at the lower of cost or market. Cost is determined using the weighted average method. Inventories expected to be utilized for production and sold after twelve months are classified as non-current assets.

(i)	Property, plant and equipment, net

Property, plant and equipment are stated at cost. Equipment under capital leases are initially stated at the present value of minimum lease payments. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.

Depreciation, including amortization of equipment held under capital lease, is calculated using the straight-line method over the estimated useful lives of the assets and their respective estimated residual values. The estimated useful lives of the Group’s property, plant and equipment are as follows:

Buildings	30 years
Plant and machinery	10 years
Furniture, fixture and office equipment	5 years
Motor vehicles	6 years

(j)	Land use rights

Land use rights represent fees paid to obtain the right to use land in the PRC, which are charged to expense on a straight-line basis over the respective periods of the rights granted.

(k)	Investments in an associate and a jointly-controlled entity

Investments in entities where the Group does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investee, are accounted for using the equity method of accounting. Jointly-controlled entities are those in which the control is held jointly by the Company and one or more partners. Investments in jointly-controlled entities are recognized under the equity method from the date the joint control is acquired. Under the equity method of accounting, the Group’s share of the investee’s results of operations is included in other income (expense) in the Group’s consolidated statements of operations.

(l)	Impairment of long-lived assets

Property, plant and equipment and purchased intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell, and are no longer depreciated.

Intangible assets that are not subject to amortization are tested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the assets might be impaired. For intangible assets that are not subject to amortization, an impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value.

(m)	Fair value measurement

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•	Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

See note 26 to the consolidated financial statements.

(n)	Derivative financial instruments

The Group enters into derivative financial instruments such as foreign exchange forward contracts and interest rate swap contract. The Group recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values. Changes in the fair value are recognized in earnings.

(o)	Revenue recognition

Sales represent the invoiced value of products sold and services rendered, net of value added taxes (VAT). The Group recognizes revenue from the sale of silicon wafers, modules and other materials when the products are delivered and title transfers, the risks and rewards of ownership have been transferred to the customer, the fee is fixed or determinable and collection of the related receivable is reasonably assured. For sales in the PRC, the majority of the Group’s contracts provide that products are considered delivered when they reach customer’s destination and are signed-for by the customer. For export sales, products are considered delivered when the goods have passed over the ship’s rail at the named port of shipment. The customer bears all costs and risks of loss or damage to the goods from that point.

Generally, no warranty is provided for the wafers sold to customers except pursuant to a short period ranging from 7 to 15 days for sales return. Wafer products are standard and the Group conducts rigorous quality control and testing procedures to ensure that the finished wafers meet the standard quality requirements before the product is shipped. Management estimates the amount of sales returns and the cost of replacement products based on historical return information, as management believes they are the primary indicator of possible future returns.

The Group recognizes revenue for processing services when the services are completed, which is generally evidenced by delivery of processed products to the customers.

The Group recognizes revenue from fixed price construction contracts under ASC Subtopic 605-35, “Construction-Type and Production-Type contracts”, using the percentage-of-completion method of accounting. Under this method, PV projects revenue arising from fixed price construction contracts is recognized as work is performed based on the percentage of incurred costs to estimated total forecasted costs utilizing the most recent estimates of forecasted costs.

In the PRC, VAT of 17% on invoice amount is collected in respect of the sales of goods on behalf of tax authorities. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the consolidated balance sheets until it is paid to the authorities.

(p)	Buy/sell arrangements

The Group had raw materials purchases transactions and finished goods sales transactions with the same counterparty. Each of these sales and purchases transactions with the same counterparty are not legally contingent upon each other. These sales and purchases transactions were not conducted simultaneously and there was no direct linkage between any one or group of buy transactions with any one or group of sell transactions. There was also no correlation between the value of raw materials received and the value of finished goods delivered pursuant to the contractual arrangement. Each buy or sell transaction was separately documented, transacted at the fair market value prevailing at that time and gross-cash settled, with no specific legal right to offset in respect of the obligations between counterparties. These buy and sell transactions with the same counterparty were recognized and presented separately as sales and cost of goods sold in the Group’s consolidated financial statements. Raw materials purchases and finished goods sales with the same counterparty were recorded at their respective contract price, which represented their prevailing fair market value.

(q)	Warranty cost

The Group provides warranties for the modules for up to 25 years after sales have taken place. Due to limited warranty claim history, the Group estimates warranty costs based on an assessment for its competitors’ history while incorporating estimates of failure rates through its quality review. Consequently, the Group accrues the equivalent of 1% of gross revenues as a warranty liability to accrue the estimated cost of its warranty obligations. Actual warranty costs incurred for warranty claims by customers are recorded in and charged against the accrued warranty liability. To the extent that actual warranty costs differs from the estimates, the Group will prospectively revise its accrual rate. The Group commenced module sales in year 2009 and recognized accrued warranty expenses of US $ nil, US $752 and US $6,344 in cost of goods sold for the years ended December 31, 2008, 2009 and 2010, respectively. As of December 31, 2009 and 2010, our accrued warranty costs were US $752 and US $7,096, respectively. The warranty costs were classified as current and non-current liabilities under accrued expenses and other payables and other liabilities respectively, which reflect our estimate of the timing of when the warranty expenditures will likely be made. No warranty claims were received from the customers for each of the years ended December 31, 2009 and 2010.

(r)	Shipping and handling

Costs to ship products to customers are included in selling expenses in the consolidated statements of operations. Amounts billed to customers, if any, to cover shipping and handling are included in net sales. Cost to ship products to customers were US $1,644, US $1,340 and US $14,265 for the years ended December 31, 2008, 2009 and 2010, respectively.

(s)	Research and development costs

Research and development (“R&D”) costs are expensed as incurred.

(t)	Advertising expenses

Advertising expenses are charged to the consolidated statements of operations in the period incurred and are included in selling expenses. The Group incurred advertising expenses of US $1,196, US $1,804 and US $3,186 for the years ended December 31, 2008, 2009 and 2010, respectively.

(u)	Government subsidy

Government subsidies are recognized when received and when all the conditions for their receipt have been met. Subsidies that compensate the Group for expenses incurred are recognized as a reduction of expenses in the consolidated statements of operations. Subsidies that are not associated with expenses are recognized as other income. Subsidies for the acquisition of equipment are recorded as a liability until earned and then offset against the related capital assets. Subsidies for obtaining the rights to use land are recorded as a liability until earned and then amortized over the land use right periods as a reduction of the amortization charges of the related land use rights.

The Group received government subsidy of US $28,734, US $103,572 and US $45,775 for the years ended December 31, 2008, 2009 and 2010, respectively, and recognized the subsidies as follows:

	Year	Year	Year
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Reduction to cost of goods sold	4,698	4,776	33,317
Reduction to selling and G&A expense	—	—	323
Other income	19,665	26,927	5,625
Reduction to acquisition cost of the equipment	2,896	4,673	2,723
Deferred income	1,475	67,196	3,787

Total	28,734	103,572	45,775

During the years ended December 31, 2008, 2009 and 2010, amortization of deferred revenue amounted to US $ nil, US $813 and US $1,346, respectively, which are recognized as a reduction of the amortization charges of the related land use rights.

(v)	Income taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided to reduce the carrying amount of deferred income tax assets if it is considered more likely than not that some portion, or all, of the deferred income tax assets will not be realized.

The Company recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management presumes that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. In addition, a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to be recognized in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The Group records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations.

(w)	Share-based compensation

The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the cost over the period during which an employee is required to provide service in exchange for the award, which generally is the vesting period.

Transactions in which goods or services are received in exchange for equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date of the fair value of the equity instrument issued is the date on which the counterparty’s performance is completed.

(x)	Embedded beneficial conversion of convertible instruments

The Company recognizes and measures the embedded beneficial conversion feature of convertible instruments by allocating a portion of the proceeds from the convertible instruments equal to the intrinsic value of that feature to additional paid-in capital. The intrinsic value of the embedded beneficial conversion feature is calculated at the commitment date as the difference between the effective conversion price and the fair value of the common stock or other securities into which the security is convertible, multiplied by the number of shares into which the security is convertible. Any recorded discount resulting from the allocation of proceeds to the beneficial conversion feature is recognized as interest expense for convertible instruments in the form of debt or as a deemed dividend for redeemable convertible preferred shares over the period from its date of issuance to its stated mandatory redemption date or to its earliest conversion date if the convertible instruments do not have a stated redemption date. Unamortized discount remaining at the date when the convertible instruments are converted into their respective underlying securities are immediately recognized as interest expense or as a deemed dividend, as appropriate. Changes to the conversion terms that would be triggered by future events not controlled by the Group are accounted for as contingent conversion options, and the intrinsic value of the such contingent conversion options will not be recognized until and unless the triggering event occurs.

(y)	Employee benefit plans

As stipulated by the regulations of the PRC, the Group’s PRC subsidiaries participate in various defined contribution plans organized by municipal and provincial governments for its employees. These companies are required to make contributions to these plans at a rate of 29% on a standard salary base as determined by the local Social Security Bureau, to a defined contribution retirement scheme organized by the local Social Security Bureau in respect of the retirement benefits for the Group’s employees. Under these plans, certain pension, medical and other welfare benefits are provided to the employees. The Group has no other material obligations for the payment of employee benefits associated with these plans beyond the annual contributions described above. Employee benefits associated with these plans are expensed when incurred. The total amounts for such employee benefits were US $2,355, US $4,097 and US $6,541 for the years ended December 31, 2008, 2009 and 2010 respectively.

(z)	Earnings (loss) per share

Basic earnings (loss) per ordinary share is computed by dividing net income (loss) attributable to LDK Solar Co., Ltd. shareholders by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings (loss) per share is calculated by dividing net income (loss) attributable to LDK Solar Co., Ltd. Shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary shares and dilutive ordinary share equivalents outstanding during the year. Ordinary share equivalents consist of the ordinary shares issuable upon the conversion of the convertible senior notes (using the if-converted method) and ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method). Potential dilutive securities are not included in the calculation of dilutive earnings per share if the effect is anti-dilutive.

(aa)	Segment reporting

Before 2009, the Group’s only operating segment is the wafer productions in the PRC. The chief operating decision maker regularly reviewed the financial statements of the Group’s sole operating subsidiary prepared under general accepted accounting principles in the PRC (“PRC GAAP”). With the Group’s expansion into downstream business and commencement of operations of Hong Kong and European companies in 2009, the Group determined that it operates in a single business segment that includes the design, development and manufacture of PV products for the years ended December 31, 2009 and 2010 because the Group’s chief operating decision maker regularly reviews consolidated results of the whole group prepared under US GAAP when making decisions about allocating resources and assessing performance of the Group. As a result, the Group operates in a single segment and total segment revenue, income and assets equals the consolidated revenue, income before income taxes and assets. Therefore, segment information is no longer presented.

(ab)	Start-up costs

All costs in connection with start-up activities, including preproduction costs associated with new manufacturing facilities are expensed as incurred. Preproduction costs including the design, formulation and testing of new products or process alternatives are included in research and development expenses. Preproduction costs including facility and employee costs incurred in connection with new manufacturing plants are included in general and administrative expenses. As of December 31, 2010, LDK Solar Hi-tech (Hefei) Co., Ltd (“LDK HF”) was engaged in start up activities.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
INVENTORIES

(3)	INVENTORIES

	December 31,	December 31,
	2009	2010

Inventories consist of the following:
Raw materials	205,517	149,004
Work in progress	77,589	106,872
Supplies	76,552	129,951
Finished goods	83,482	101,809

	443,140	487,636

Inventories:
- Current	432,193	474,612
- Non-current	10,947	13,024

The Group had US $12,261 and US $46,820 of raw materials and work in progress consigned to third parties as of December 31, 2009 and 2010, respectively.

Raw materials consist of a variety of polysilicon materials, including solar-grade virgin polysilicon, recyclable polysilicon materials, silicon powder and trichlorosilane.

Write-downs of raw materials, work in progress and finished goods inventories were US $311,999, US $180,213 and US $6,113 during the years ended December 31, 2008, 2009 and 2010, respectively, which are included in cost of goods sold.

Prepayments to Suppliers, Net	12 Months Ended
Dec. 31, 2010
Prepayments to Suppliers, Net [Abstract]
PREPAYMENTS TO SUPPLIERS, NET

(4)	PREPAYMENTS TO SUPPLIERS, NET

In order to secure a stable supply of silicon materials and other raw materials, the Group makes prepayments to certain suppliers. Prepayments of which the Group expects to take delivery of the inventory after the next twelve months are classified as non-current assets in the Group’s consolidated balance sheets. Prepayments to suppliers are reclassified to inventories when the Group applies the prepayment to related purchases of silicon materials. Such non-cash reclassifications from prepayment to inventories, which were included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows, amounted to US $1,531,693, US $579,233 and US $337,930 for the years ended December 31, 2008, 2009 and 2010, respectively.

The Group monitors suppliers to ensure the timely delivery of goods in accordance with agreed schedule. Management assesses the recoverability of prepayments by analyzing specific supplier accounts that have known or potential settlement or recoverability issues.

The following table presents the movement of the provision for doubtful recoveries.

	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2009	December 31, 2010

Beginning balance	—	20,582	38,456
Additions	20,582	17,874	4,749
Reversal of provision for doubtful recoveries	—	—	(2,411)
Write-off of prepayments to suppliers charged	—	—	—

Ending balance	20,582	38,456	40,794

Other Current Assets	12 Months Ended
Dec. 31, 2010
Other Current Assets [Abstract]
OTHER CURRENT ASSETS

(5)	OTHER CURRENT ASSETS

	December 31,	December 31,
	2009	2010

Receivable from the Group’s executives and employees	41,820	46,262
VAT recoverable	83,981	70,010
Short-term investment	—	68,477
Others	24,896	52,424

	150,697	237,173

During the years ended December 31, 2007 and 2008, certain of the Group’s executives and employees exercised share options which vested in 2007 and 2008. Pursuant to the PRC tax regulations, the income derived from the exercise of the share options is subject to individual income tax, which should be withheld by the Group from these executives and employees for payment to the PRC tax authorities. As of December 31, 2009 and 2010, the Group had an outstanding receivable from these executives and employees and payable to the PRC tax authorities of US $41,820 and US $46,262 respectively in relation to the individual income tax liabilities arising from the exercise of share options by these executives and employees, which are included in other current assets and other payables, respectively.

In December 2010, JXLDK made short-term investments in certain financial products issued by China Merchants Bank, which had an aggregate principal amount of US $68 million and a fixed maturity date of 30 days. The return of the investments is fixed at a rate pre-determined on the date of purchase. The principal amount might not be recovered in full if JXLDK early terminate the investments. In January 2011, the short-term investments were all redeemed upon maturity at the aggregated principal amount plus the fixed return.

Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

(6)	PROPERTY, PLANT AND EQUIPMENT, NET

	December 31,	December 31,
	2009	2010

Buildings	511,831	644,187
Plant and machinery	1,228,855	1,879,903
Furniture, fixtures and office equipment	11,995	21,293
Motor vehicles	5,392	6,616

	1,758,073	2,551,999
Less: accumulated depreciation	(120,843)	(280,166)
Less: provision for impairment	(1,999)	(2,062)
Construction in progress	973,494	723,442

	2,608,725	2,993,213

Depreciation expense was US $34,697, US $66,785 and US $153,196, for the years ended December 31, 2008, 2009 and 2010, respectively.

Construction in progress as of December 31, 2010 includes US $151,300 (2009: US $244,375) of furnaces, wire saws and other equipment that has been received but is pending installation. The installation of these machines and equipments is normally completed within one to three months after they are received by the Group.

The Group recognized an impairment loss of US $ nil, US $1,999 and US $ nil during the years ended December 31, 2008, 2009 and 2010, respectively. Management determined that the ability to recover the carrying value of certain machines was impaired because they were no longer used due to poor physical condition, and which management believed cannot be sold.

Land Use Rights	12 Months Ended
Dec. 31, 2010
Land Use Rights [Abstract]
LAND USE RIGHTS

(7)	LAND USE RIGHTS

Land use rights represent fees paid to the government and a company controlled by Mr. Peng Xiaofeng (“Mr. Peng”), the Company’s shareholder, to obtain the rights to use certain land over periods ranging from 49.5 to 50 years in the PRC.

Partial Disposal and Repurchase of Equity Interests in a Subsidairy	12 Months Ended
Dec. 31, 2010
Partial Disposal and Repurchase of Equity Interests in a Subsidairy [Abstract]
PARTIAL DISPOSAL AND REPURCHASE OF EQUITY INTERESTS IN A SUBSIDIARY

(8)	PARTIAL DISPOSAL AND REPURCHASE OF EQUITY INTERESTS IN A SUBSIDIARY

In November 2009, the Group sold a 15% equity interest in LDKPV to a PRC local company for a cash consideration of RMB 1,500,000 (US $219,651) and incurred direct incremental cost of US $3,237 for the disposal. As the Group still retains a controlling equity interest in LDKPV, the disposal was accounted for as an equity transaction in the Group’s consolidated financial statements. The difference between the net proceeds received of US $216,414 net of related income tax paid of US $22,425 and noncontrolling interests recognized upon disposal of US $36,972 was recognized in equity attributable to the Company.

In connection with the Group’s reorganization of the polysilicon business, the Group entered into a purchase agreement (“Purchase Agreement”) with the PRC local company in December 2010 to repurchase the 15% equity interests in LDKPV held by it for a cash consideration of RMB1,500,000 (US $225,232). As the Group retains control over LDKPV before and after the repurchase of the 15% equity interests, the acquisition of this additional equity interest is accounted for as an equity transaction in the Group’s consolidated financial statements. The difference between the consideration of US $225,232 and the carrying amount of the noncontrolling interests of US $43,622 as of the repurchase date was recognized as a deduction of equity attributable to the Company. US $215,326 out of the total consideration had been paid by the Group as of December 31, 2010. The remaining consideration payable of US $9,906 was paid by the Group in the first quarter of 2011.

On December 30, 2010, the Group entered into an investment agreement with China Development Bank Capital Corporation Ltd, two investment funds affiliated with China Construction Bank Corporation and an investment fund affiliated with another major PRC bank (collectively as “the Strategic Investors”). Pursuant to the investment agreement, the Group has agreed to issue and the Strategic Investors have respectively agreed to subscribe for an aggregate amount of  $240 million of series A redeemable convertible preferred shares (“the Proposed Investments”) of LDK Silicon & Chemical Technology Co., Ltd. (“LDKSCT”), which is the Group’s wholly owned subsidiary incorporated in the Cayman Islands and which owns 100% equity interests in LDKSH. The completion of the Proposed Investments are subject to certain closing conditions (“Closing Conditions”) including: i) various governmental approvals relating to the Proposed Investments; ii) corporate approval of the Proposed Investments by the Strategic Investors; and iii) other closing conditions as specified in the investment agreement. The Proposed Investments are also subject to certain conditions subsequent to be fulfilled within three months of the completion of the Proposed Investments, including i) the completion of the transfer of the 100% equity interests of LDKPV and LDKSP to LDKSH (“the Reorganisation”); and ii) obtaining the various governmental approvals for the Reorganization. The Closing Conditions have not been met and the Proposed Investments have not been consummated yet.

Pursuant to the investment agreement, the Strategic Investors have the right to convert all or any portion of their holdings into ordinary shares of LDKSCT at the initial conversion ratio of 1:1 at any time after the date of issuance of the redeemable convertible preferred shares and prior to the closing of a qualified initial public offering of LDKSCT (“Qualified IPO”). The initial conversion ratio is subject to certain anti-dilution provisions. Also, the Strategic investors have the right to redeem the redeemable convertible preferred shares if i) LDKSCT has not completed a Qualified IPO within 2 years following the closing of the Proposed Investments or ii) a material breach by the Group of the terms and conditions of the investment agreement after the closing of the Proposed Investments has occurred. In the event of redemption under this right, the redemption price is equal to 100% of the Subscription Price plus a 23% internal rate of return on the Subscription Price minus any dividends paid up to the date of redemption. In addition, the Group is required to make cash compensation (“Cash Compensation”) to the Strategic Investors if the consolidated net profit of LDKSCT and its subsidiaries, including LDKSH, LDKPV and LDKSP, fails to achieve the targeted net profit of US $38 million and US $190 million in the year of 2010 and 2011 respectively. The amount of Cash Compensation is determined based on the pre-determined formula as set out in the investment agreement. However, the Group will have no obligation to pay the Cash Compensation if a Qualified IPO is consummated by December 31, 2011.

Pursuant to the investment agreement, the host contract is not mandatorily redeemable but is contractually redeemable (i) at a fixed or determinable price on a fixed or determinable date or dates, (ii) at the option of the holder, or (iii) upon the occurrence of an event that is not solely within the control of the issuer. Also, the redeemable convertible preferred shares contain certain embedded features that need to be assessed as to whether bifurcation against the host contract is required. Those embedded features potentially include the conversion option, redemption option and the Cash Compensation arrangement. The Group’s management is assessing the accounting implications to determine whether, upon the consummation of the Proposed Investment, any bifurcation of the embedded features is required, and whether the redeemable convertible preferred shares shall be recognised as liabilities or be recognized as redeemable non-controlling interests in the Group’s consolidated financial statements.

Investment in an Associate and a Jointly Controlled Entity	12 Months Ended
Dec. 31, 2010
Investment in an Associate and a Jointly Controlled Entity [Abstract]
INVESTMENT IN AN ASSOCIATE AND A JOINTLY CONTROLLED ENTITY

(9)	INVESTMENT IN AN ASSOCIATE AND A JOINTLY CONTROLLED ENTITY

On January 2, 2008, the Group acquired a 33.5% equity interest in Jiangxi Sinoma New Material Co., Ltd. (“Sinoma”), a crucible manufacturer based in the PRC, from an unrelated party. As the Group does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of Sinoma, the investment in Sinoma is accounted for using the equity method of accounting. The Group’s equity in net income (loss) of Sinoma amounted to US $685, US $(57) and US $3,833 for the years ended December 31, 2008, 2009 and 2010, respectively.

In March 2009, the Group entered into a joint venture agreement with Q-cells SE to form a jointly-owned company named LQ Energy GmbH (“LQ Energy”), which is engaged in the investment on solar projects. Pursuant to the joint venture agreement, LDK Solar Europe Holding S.A. (“LDK Europe”) has contributed a capital investment of Euro 51,000 (equivalent to US $74,460) in cash, which represented 51% of the share capital of LQ Energy. In December 2009, the Group received capital repayment of Euro 16,371 (equivalent to US $24,867) from LQ Energy and recorded it as reduction of the Group’s investment in the joint venture. LQ Energy is managed by 5 directors, 3 of which are nominated by LDK Europe. The Group accounts for its investment in LQ Energy using the equity method because management believes the minority shareholder has significant participating rights in determining certain financial and operating decisions of LQ Energy that are made in the ordinary course of business. Such participating rights include but not limited to the selection of solar projects. Under the equity method of accounting, the Group’s share of LQ Energy’s results of operations is included in other income (expense) in the Group’s consolidated statements of operations. The Group’s equity in net (loss) income of LQ Energy amounted to US $(3,286) and US $(263) for the years ended December 31, 2009 and 2010.

Borrowings	12 Months Ended
Dec. 31, 2010
Borrowings [Abstract]
BORROWINGS

(10)	BORROWINGS

(a)	Current

	December 31,	December 31,
	2009	2010

Bank borrowings — secured	429,591	427,806
Bank borrowings — unsecured	495,762	767,813
Current installments of long-term bank borrowings (Note(b))	55,006	305,969

	980,359	1,501,588

The short-term borrowings outstanding as of December 31, 2010 carry a weighted average interest rate of 4.270% (2009: 4.368%) and have maturity terms ranging from half a month to twelve months and interest rates ranging from 0.284% to 6.116% (2009: 1.044% to 5.310%).

Included in short term borrowings at December 31, 2010 is US $60,398 payable to Agricultural Bank of China. These borrowings together with long term borrowings obtained from the same banker with outstanding balance of US $60,398 (Note (b) below) are secured by JXLDK’s inventories and LDKPV’s plant and machinery with carrying amount of US $99,156 and US $97,693 as of December 31, 2010, and among which US $90,597 is guaranteed by the Company’s shareholder, Mr. Peng. Also, short term borrowings obtained from HuaXia Bank with outstanding balances of US $14,045 as of December 31, 2010 are secured by certain land use rights owned by Best Solar Co., Ltd. (“Best Solar”), which is controlled by Mr. Peng. The rest of the Group’s secured short term borrowings of US $353,363 are secured by pledged bank deposit of RMB 835,355 (US $126,135) and certain of the Group’s buildings, land use rights, plant and machinery with the carrying amounts of US $56,507, US $74,320 and US $239,504, as of December 31, 2010 respectively.

As of December 31, 2010, the Group has total revolving credit of US $2,912,011 (2009: US $1,956,180) and unused credit of US $1,150,268 (2009: US $526,205).

(b)	Long-term

	December 31,	December 31,
	2009	2010

Secured loan from China Construction Bank	63,267	54,660
Secured loan from China Development Bank	65,000	150,498
Secured loan from Bank of China	14,645	60,398
Secured loan from Agricultural Bank of China	29,290	60,398
Secured loan from Bank of Communications	29,290	30,199
Secured loan from Import-Export Bank of China	—	12,080
Unsecured loan from China Merchant Bank	43,937	45,299
Unsecured loan from Rural Credit Cooperatives Bank	14,645	10,570
Unsecured loan from China Minsheng Banking Corp. Ltd.	891	—
Unsecured loan from Huarong International Trusts Co., Ltd.	73,226	75,498
Unsecured loan from China Construction Bank	84,942	87,578
Unsecured loan from Bank of China	29,290	30,199
Unsecured loan from China Development Bank	—	30,000
Unsecured loan from the committee of local development districts	14,645	28,609
Unsecured loan from Xinyu Chengdong Construction Investment Co., Ltd.	—	7,984
Unsecured loan from Huishang Bank	—	75,498
Unsecured loan from Shanghai Pudong Development Bank	—	150,996

	463,068	910,464
Less: current installments	(55,006)	(305,969)

	408,062	604,495

In April 2008, JXLDK borrowed US $60,000 from China Development Bank, of which US $15,000 was repaid in April 2009 and 2010, and US $45,000 is repayable in 3 installments of US $10,000 in 2011, US $15,000 in 2012 and US $20,000 in 2013. The loan carries a variable interest rate that is repriced semi-annually with reference to the prevailing six-month US Libor rate. The effective interest rate of the loan was 3.5240% as of December 31, 2010. Interest is payable semi-annually. The loan is secured by JXLDK’s plant and machinery with an aggregate carrying amount of US $90,607 as at December 31, 2010, and is guaranteed by two of the Company’s shareholders, Mr. Peng and Ms. Zhou Shan (“Ms. Zhou”).

In March and April 2008, JXLDK borrowed RMB 160,000 (US $24,159) and RMB 40,000 (US $6,040) respectively from Agricultural Bank of China. The loans are repayable in 2011. The loans carry a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by People’s Bank of China (“PBOC”). The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable quarterly. The loans are secured by JXLDK’s inventories with an aggregate carrying amount of US $33,052 as at December 31, 2010, and is guaranteed by the Company’s shareholder, Mr. Peng.

In July 2008, LDKPV borrowed RMB 250,000 (US $37,749) from China Construction Bank, of which RMB 110,000 (US $16,610) was repaid in July 2009 and 2010, and RMB 140,000 (US $21,139) is repayable in installments of RMB 100,000 (US $15,099) in 2011 and RMB 40,000 (US $6,040) in 2012. The loan carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.760% as of December 31, 2010. Interest is payable monthly. The loan is secured by JXLDK’s machinery and LDKPV’s land use rights with carrying amount of US $69,169 and US $20,540 as at December 31, 2010.

In March 2009, JXLDK borrowed RMB 100,000 (US $15,100) from Rural Credit Cooperatives Bank, of which RMB 30,000 (US $4,530) was repaid in June and August 2010, and RMB 70,000 (US $10,570) which is repayable in March 2011. The loan is unsecured and carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable monthly.

In April 2009, JXLDK borrowed RMB 300,000 (US $45,299) from China Merchant Bank. The loan is repayable in 2 equal installments of RMB 150,000 (US $22,649) in December 2011 and April 2012 respectively. The loan is unsecured and carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable quarterly.

In June 2009, JXLDK borrowed RMB 500,000 (US $75,498) from Huarong International Trust Co., Ltd., which is repayable in June 2012. The loan is unsecured and carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 8.450% as of December 31, 2010. Interest is payable quarterly.

In August 2009, JXLDK borrowed RMB 222,000 (US $33,521) from China Construction Bank, which is repayable in August 2011. The loan carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable monthly. The loans are secured by JXLDK’s equipment with an aggregate carrying amount of US $34,996 as at December 31, 2010.

In September 2009, JXLDK borrowed RMB 200,000 (US $30,199) from China Construction Bank, which is repayable in September 2011. The loan is unsecured and carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable monthly.

In October 2009, JXLDK borrowed RMB 380,000 (US $57,379) from China Construction Bank, which is repayable in October 2011. The loan is unsecured and carries a variable interest rate that is repriced with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable monthly.

In October 2009, JXLDK borrowed RMB 200,000 (US $30,199) from Bank of Communications, which is repayable in October 2011. The loan carries a variable interest rate that is repriced with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable monthly. The loan is secured by JXLDK’s building and land use rights and LDKPV’s plant and machinery with carrying amount of US $5,883, US $2,944 and US $89,073 as of December 31, 2010, respectively.

In December 2009 and January 2010, JXLDK borrowed RMB 100,000 (US $15,100) and RMB 300,000 (US $45,298) from Bank of China. The loan is repayable in 2 equal installments of RMB 200,000 (US $30,199) in December 2011 and 2012 respectively. The loan carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 6.1425% as of December 31, 2010. Interest is payable quarterly. The loan is secured by JXLDK’s building and land use rights with carrying amount of US $2,713 and US $5,217 as of December 31, 2010, respectively.

In March 2010, JXLDK borrowed US $30,000 from China Development Bank, which is repayable in March 2013. The loan is unsecured and carries a variable interest rate that is repriced quarterly with reference to the prevailing six-month US Libor rate. The effective interest rate of the loan was 3.4369% as of December 31, 2010. Interest is payable quarterly.

In March 2010, JXLDK borrowed RMB 200,000 (US $30,199) from Bank of China, which is repayable in September 2011. The loan is unsecured and carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable quarterly.

In May 2010, JXLDK borrowed RMB 200,000 (US $30,198) from China Development Bank, which is repayable in May 2013. The loan carries a variable interest rate that is repriced with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable quarterly. The loan is secured by JXLDK’s plant and machinery with an aggregate carrying amount of US $72,889 as at December 31, 2010.

In May, June and July 2010, JXLDK borrowed RMB 16,325 (US $2,465), RMB 21,144 (US $3,193) and RMB 15,404 (US $2,326) from Xinyu Chengdong Investment Co., Ltd., which is repayable in May, June and July 2012, respectively. The loan is unsecured and carries a variable interest rate that is repriced with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 7.04% as of December 31, 2010. Interest is payable quarterly.

In June 2010, JXLDK borrowed RMB 80,000 (US $12,080) from Import-Export Bank of China, which is repayable in June 2012. The loan carries a variable interest rate that is repriced quarterly with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 3.760% as of December 31, 2010. Interest is payable quarterly. The loan is secured by a pledged bank deposit of RMB 85,620 (US $12,928) as at December 31, 2010.

In July 2010, JXLDK borrowed RMB 100,000 (US $15,100) from China Development Bank, which is repayable in July 2013. The loan carries a variable interest rate that is repriced with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable quarterly. The loan is secured by JXLDK’s plant and machinery and LDK Solar Hi-Tech (Xinyu) Co.,Ltd.’s (“LDKXY”) machinery with an aggregate carrying amount of US $28,755 and US $3,135 as at December 31, 2010.

In August 2010, Hefei Hi-tech Development Zone Management Co., Ltd entrusted a loan of RMB 600,000 (US $90,598) from Shanghai Pudong Development Bank to Anhui LDK New Energy Co., Ltd. (“LDKAH”), which is repayable in July 2012. The loan is unsecured and carries a variable interest rate that is repriced with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 6.1425% as of December 31, 2010. Interest is payable monthly.

In September 2010, Hefei Hi-tech Development Zone Management Co., Ltd. entrusted a loan of RMB 500,000 (US $75,498) from Huishang Bank to LDK Solar Hi-tech (Hefei) Co., Ltd.(“LDKHF”), which is repayable in July 2013. The loan is unsecured and carries a variable interest rate that is repriced with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 6.1425% as of December 31, 2010. Interest is payable monthly.

In September 2010, JXLDK borrowed RMB 100,000 (US $15,100) from China Development Bank, which is repayable in September 2013. The loan carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable quarterly. The loan is secured by JXLDK’s plant and machinery and LDKXY’s machinery with an aggregate carrying amount of US $18,559 and US $13,296 as at December 31, 2010.

In September 2010, Hefei Hi-tech Development Zone Management Co., Ltd. entrusted a loan of RMB 400,000(US $60,398) from Shanghai Pudong Development Bank to LDKAH, which is repayable in 2 equal installments of RMB 200,000(US $30,199) in December 2012 and July 2013, respectively. The loan is unsecured and carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 6.1425% as of December 31, 2010. Interest is payable monthly.

In November and December 2010, LDKHF borrowed RMB 189,472 (US $28,609) from the Committee of Local Development District (Heifei), which is repayable in December 2013. The loan is unsecured and carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 6.1425% as of December 31, 2010. Interest is payable quarterly.

In November 2010, JXLDK borrowed US $30,000 from China Development Bank, which is repayable in 3 installments of US $5,000 in November 2011, US $10,000 in November 2012 and US $15,000 in November 2013. The loan carries a variable interest rate that is repriced annually with reference to the prevailing six-month US Libor rate. The effective interest rate of the loan was 4.4428% as of December 31, 2010. Interest is payable quarterly. The loan is secured by JXLDK’s plant and machinery and land use rights with carrying amount of US $83,514 and US $2,576 as of December 2010, respectively, and is guaranteed by two of the Company’s shareholders, Mr. Peng and Ms. Zhou.

In November 2010, JXLDK borrowed RMB 100,000 (US $15,100) from China Development Bank, which is repayable in 3 installments of RMB5,000 (US $755) in November 2011, RMB10,000 (US $1,510) in December 2012 and RMB85,000 (US $12,835) in December 2013. The loan carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 6.400% as of December 31, 2010. Interest is payable quarterly. The loan is secured by JXLDK’s plant and machinery and land use rights with carrying amount of US $83,514 and US $2,576 as of December 31, 2010, respectively, and is guaranteed by two of the Company’s shareholders, Mr. Peng and Ms. Zhou.

In December 2010, LDKPV borrowed RMB 200,000 (US $30,199) from Agricultural Bank of China. The loan is repayable in 2013. The loan carries a variable interest rate that is repriced annually with reference to the prevailing base lending rate pronounced by PBOC. The effective interest rate of the loan was 5.850% as of December 31, 2010. Interest is payable quarterly. The loan is secured by LDKPV’s machinery with carrying amount of US $97,693 as at December 31, 2010.

Future principal repayments on the long-term bank borrowing are as follows:

2011	305,969
2012	180,960
2013	423,535

910,464

Advance Payments from Customers	12 Months Ended
Dec. 31, 2010
Advance Payments from Customers [Abstract]
ADVANCE PAYMENTS FROM CUSTOMERS

(11)	ADVANCE PAYMENTS FROM CUSTOMERS

The Group requires certain customers to make prepayments before delivery has occurred. Such prepayments are recorded as advances from customers in the Group’s consolidated financial statements, until delivery has occurred. Advances from customers of which the deliveries of goods are expected to occur after twelve months are classified as non-current liabilities in the Group’s consolidated balance sheets. Advance from customers are reclassified to other payables when the related wafer supply contracts or orders are cancelled, early terminated, expired or in dispute and it is probably that the Group is required to refund the advance payment balances to the customers.

(a)	Contracts with Q-Cells

On 4 December 2009, the Group and Q-Cells reached an agreement (“Original Agreement”) to resolve the dispute over a long-term solar wafer supply agreement (“wafer supply agreement”). Pursuant to the Original Agreement, the Group had agreed to cease any pending proceedings or claims against Q-Cells and Q-Cells had agreed not to withdraw the outstanding prepayment balance made under the wafer supply agreement of US $244,085 against a bank guarantee. As a result of the signing of the Original Agreement, the Group reclassified the advance payments from Q-Cells to short-term and long-term other payables in accordance with the repayment schedule as set out in the Original Agreement. The non-cash reclassifications from advance payments from customers to other payables was not included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows because the Group considered that the payable to the German customer is of financing nature as a result of signing the Amended Agreement. Repayment made in accordance with the Amendment Agreement are included in the financing activities in the Group’s consolidated statements of cash flows.

On September 9, 2010, the Group and Q-Cells signed an amendment agreement (“Amendment Agreement”). Pursuant to the Amendment Agreement, the Group accelerated the repayment of the outstanding payable of US $224,940 due to Q-Cells as of September 9, 2010 and paid US $112,470 in September 2010. The remaining outstanding payable of US $112,470 as of December 31, 2010 will be settled by the end of 2011 in accordance with the Amendment agreement, and are secured by a prepayment of US $60,000 made by the Group under a polysilicon procurement agreement entered with Q-Cells and a portion of wafer sales receivables amounting to US $28,470 due from Q-Cells.

(b)	Contracts with other customers

In addition to Q-Cells mentioned in Note 11(a), several customers also ceased to execute the wafer purchase contracts with the Group due to dispute over wafer price during the year ended December 31, 2009 and 2010. The Group initiated either arbitrations or negotiation with those customers in an effort to resume the execution of contracts. However, no active response was received from those customers and certain customer had demanded termination of contract and repayment of advance wafer payments. As a result, the Group assessed that it is probable that certain advances received from customers need to be paid back by the Group and accordingly, advance payments of US $41,645 and US $52,169 are reclassified to other payables during the year ended December 31, 2009 and 2010 respectively. Such non-cash reclassification from advance from customers to other payables were included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows.

Accrued Expenses and Other Payables	12 Months Ended
Dec. 31, 2010
Accrued Expenses and Other Payables [Abstract]
ACCRUED EXPENSES AND OTHER PAYABLES

(12)	ACCRUED EXPENSES AND OTHER PAYABLES

Components of accrued expenses and other payables are as follows:

	December 31,	December 31,
	2009	2010

Purchase of equipment	469,321	404,557
Withholding individual income tax payable(a)	41,820	46,262
Income tax payables	14,741	31,854
Accrued payroll and welfare	7,002	15,555
Other payable due to customers (Note 11)	97,516	206,217
Other accruals and payable	25,038	46,827

	655,438	751,272

(a)	Withholding individual income tax payable

As of December 31, 2009 and 2010, the Group had outstanding withholding individual income tax payable of US $41,820 and US $46,262 respectively, arising from the Group’s withholding tax obligation in relation to the income derived from the exercise of share options by certain of the Group’s executives and employees pursuant to PRC tax regulations (see Note 5).

In 2008, the Group obtained notices from the relevant PRC Tax Authority granting deferral of the payment of such withholding tax obligation until the Group’s executives and employees sell their shares, at which time the Group will withhold the tax and remit it on behalf of the employees. Due to the open nature of the payment timing, the Group has classified the payable as a current liability as of December 31, 2009 and 2010.

Capital Lease Obligations	12 Months Ended
Dec. 31, 2010
Capital Lease Obligations [Abstract]
CAPITAL LEASE OBLIGATIONS

(13)	CAPITAL LEASE OBLIGATIONS

In December 2008 and 2009, the Group sold certain newly purchased equipment and equipment pending installation (collectively “Leased Assets”) with carrying amounts of US $69,278 and US $43,973 to a third-party (the “purchaser-lessor”) for cash consideration of US $63,155 and US $43,935, respectively, and simultaneously entered into a 3 year contract to lease back the Leased Assets from the purchaser-lessor. Pursuant to the terms of the contract, the Group is required to pay to the purchaser-lessor quarterly lease payments over 3 years and is entitled to a bargain purchase option at the end of the lease. The leases are classified as capital leases. In connection with this sale-leaseback transaction, the Group recognized a loss of approximately US $6,573 and US $38 during the year ended December 31, 2008 and 2009 respectively, which is being deferred and amortized in the consolidated statements of operations in proportion to the amortization of the leased assets.

The gross amount of plant and equipment and related accumulated amortization recorded under capital leases were as follows:

	December 31,	December 31,
	2009	2010

Plant and machinery	54,188	71,886
Less: accumulated amortization	(2,622)	(8,618)

	51,566	63,268
Construction-in-progress — equipment pending installation	52,961	38,588

	104,527	101,856

Amortization of assets held under capital leases is included with depreciation expense.

Future minimum lease payments under capital lease obligations as of December 31, 2010 are as follows:

Year ending December 31:
2011	38,503
2012	16,487

Total minimum lease payments	54,990
Less: Amounts representing interest (at interest rate of 5.60%)	(2,713)

Present value of minimum payments	52,277
Current portion	(36,339)

Non-current portion	15,938

Convertible Senior Notes	12 Months Ended
Dec. 31, 2010
Convertible Senior Notes [Abstract]
CONVERTIBLE SENIOR NOTES

(14)	CONVERTIBLE SENIOR NOTES

On April 15, 2008, the Company sold an aggregate principal amount of US $400,000 4.75% Convertible Senior Notes due 2013 (the “Convertible Senior Notes”) to Morgan Stanley & Co International plc, UBS AG, J.P. Morgan Securities Inc., Needham & Company, LLC, Cowen and Company, LLC and Lazard Capital Markets LLC (the “Initial Purchasers”). The net proceeds from the offering, after deducting the offering expenses, were approximately US $388,743. The Convertible Senior Notes bear interest at a rate of 4.75% per annum, payable semi-annually in arrears on April 15 and October 15 of each year beginning on October 15, 2008. The Convertible Senior Notes mature on April 15, 2013 (“maturity date”).

The Convertible Senior Notes are convertible at any time prior to (and including) the third business day preceding the maturity date into the American Depositary Shares, or ADSs, based on an initial conversion rate of 25.4534 ADSs per US $1 principal amount of Convertible Senior Notes (which represents an initial conversion price of approximately US $39.29 per ADS), subject to adjustments as defined in the Convertible Senior Notes Agreement (the “Agreement”). In no event will the conversion rate for the notes exceed 31.8167 ADSs shares per US $1 principal amount.

Upon conversion of the Convertible Senior Notes, in lieu of deliver of ADSs, the Company may elect to deliver cash or a combination of cash and ADSs.

If a fundamental change, as defined in the Agreement, occurs, the holders of the Convertible Senior Notes may require the Company to repurchase all or a portion of their Convertible Senior Notes, in integral multiples of US $1, at a repurchase price in cash equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the repurchase date.

The Convertible Senior Notes may not be redeemed prior to April 15, 2011. At any time on or after April 15, 2011, the Company may, at its option, redeem the Convertible Senior Notes, in whole or in part from time to time, in integral multiples of US $1, at a redemption price in cash equal to 100% of the principal amount plus any accrued and unpaid interest to, but excluding, the redemption date, provided that the closing sale price of the Company’s ADSs for at least 20 trading days in the 30 consecutive trading day period ending on the date one trading day prior to the date of the notice of redemption is greater than 130% of the conversion price of the notes on the date of such notice.

On April 15, 2011, holders of the Convertible Senior Notes may require the Company to repurchase all or a portion of their Convertible Senior Notes, in integral multiples of US $1, at a price in cash equal to 100% of the principal amount plus any accrued and unpaid interest to, but excluding, the repurchase date, subject to certain additional conditions, as defined in the Agreements.

The Convertible Senior Notes are unsecured, and are effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the assets securing such indebtedness, and are structurally subordinated to all liabilities of our subsidiaries, including trade payables.

Pursuant to the registration rights agreement dated April 15, 2008, the Company is required to file with the SEC a shelf registration statement that would cover the resale of the Convertible Senior Notes, the underlying ordinary shares and the underlying ADSs, cause the shelf registration statement to become effective and keep it continuously effective under the U.S. Securities Act within a specified period. If the Company fails to do so, the Company is required to pay additional interest while there is a continuing registration default at a rate per annum equal to 0.25% for the 90-day period beginning on (and including) the date of the registration default events, and thereafter at a rate per annum equal to 0.50%, of the aggregate principal amount of the applicable Convertible Senior Notes, payable semi-annually on April 15 and October 15 of each year, until the cessation of the registration default events. This additional interest would be required to be paid in cash. The maximum amount of additional interest expense the Company would incur would be approximately US $9 million through the maturity of the Convertible Senior Notes. The Company filed the required shelf registration statement and caused it to become effective under the U.S. Securities Act on September 30, 2008. Management currently believes that it is not probable the Company will be required to incur any additional interest for failing to keep the shelf registration statement continuously effective within the period as specified in the registration rights agreement.

The convertible senior notes agreement does not contain any financial covenants or other significant restrictions.

The Company separated the 4.75% convertible senior notes into a liability component and an equity component. The carrying amount of the liability component was calculated by measuring the fair value of a similar liability (including any embedded features other than the conversion option) that does not have an associated equity component. The carrying amount of the equity component representing the embedded conversion option was determined by deducting the fair value of the liability component from the initial proceeds ascribed to the 4.75% convertible senior notes as a whole. The excess of the principal amount of the liability component over its carrying amount is amortized to interest expense over the expected life of a similar liability that does not have an associated equity component using the effective interest method. The equity component is not remeasured as long as it continues to meet the conditions for equity classification.

Issuance and transaction costs incurred at the time of the issuance of the 4.75% convertible senior notes with third parties are allocated to the liability and equity components in proportion to the allocation of proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

During the year ending December 31, 2010, the Group repurchased US $8,000 aggregate principle amount of Convertible Senior Notes for a total cash consideration of US $7,719. Debt issuance costs and debt discount totalling US $88 were written off along with the repurchase transaction. A gain of US $193 on the repurchase was recorded in other income.

In December 2010, the Company completed an exchange of certain Existing Notes with the New Notes in an aggregate principal amount of US $31.9 million. The only material difference between the New Notes and Existing Notes is the absence in the New Notes of the provisions contained in the Existing Notes that allowed the holder of the Existing Notes to require the Company to repurchase all or a portion of their Existing Notes on April 15, 2011. The Company determined that the New Notes are not substantially different from the Existing Notes and the exchange is accounted for as modification of Existing Notes.

In March 2011, the Group repurchased US $5,400 aggregate principle amount of Convertible Senior Notes for a total cash consideration of US $5,397.

On April 15, 2011, certain holders of the outstanding Convertible Senior Notes exercised the put option and the Company repurchased an aggregate principal amount of US $351,775 of their Convertible Senior Notes, which are classified as current liabilities as of December 31, 2010.

The 4.75% convertible senior notes consisted of the following as of December 31, 2009 and 2010:

	December 31,	December 31,
	2009	2010

Equity component(1)	17,774	17,774
Liability component:
Principal	400,000	392,000
Less: debt discount, net(2)	(8,358)	(1,897)

Net carrying amount	391,642	390,103

- Current(3)	—	355,445
- Non-current(4)	391,642	34,658

(1)	Included in the consolidated balance sheets within additional paid-in capital.

(2)	Included in the consolidated balance sheets within convertible senior notes and is amortized over the remaining life of the 4.75% convertible senior notes.

(3)	Consisted of convertible senior notes that were repurchased by the Company in March and April 2011.

(4)	Consisted of convertible senior notes of which their holders either accepted the exchange offer in December 2010 or did not exercise the put option on April 15, 2011.

Debt issuance costs and debt discount are amortized as interest expense using the effective interest rate method through the earliest date the holders of the Convertible Senior Notes can demand payments.

As of December 31, 2010, the remaining lives of the 4.75% convertible senior notes included under current and non-current liabilities are 0.29 years and 2.29 years respectively.

The following table set forth total interest expense recognized related to the 4.75% convertible senior notes during the years ended December 31, 2009 and 2010, respectively:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Contractual interest expense	13,458	19,000	18,925
Amortization of debt issuance costs	2,493	3,499	3,764
Amortization of debt discount	3,815	5,957	6,409

Total interest expense	19,766	28,456	29,098

Effective interest rate of the liability component	7.64%	7.64%	7.64%

Interest Costs	12 Months Ended
Dec. 31, 2010
Interest Costs [Abstract]
INTEREST COSTS

(15)	INTEREST COSTS

The following is a summary of the Group’s interest costs incurred during years ended December 31, 2008, 2009 and 2010:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Interest costs capitalized	14,305	48,169	31,321
Interest costs charged to income
- Interest on bank and other borrowings	23,736	35,494	67,803
- Interest on convertible senior notes and amortization of convertible senior notes issuance costs and debt discount	14,019	14,574	19,278
- Interest on long-term payable due to Q-cell	—	—	7,931
- Change of fair value of interest rate swap contract	407	—	—

Sub-total	38,162	50,068	95,012
Total interest costs	52,467	98,237	126,333

Prepaid Forward Contracts	12 Months Ended
Dec. 31, 2010
Prepaid Forward Contracts [Abstract]
PREPAID FORWARD CONTRACTS

(16)	PREPAID FORWARD CONTRACTS

In connection with and to facilitate the offering of the Convertible Senior Notes, the Company entered into Prepaid Forward Contracts (the “Prepaid Forward Contracts”) on April 9, 2008 with J.P. Morgan Chase Bank, Morgan Stanley & Co International plc and UBS AG, which are the affiliates of the representatives of the Initial Purchasers (the “Dealers”). The Prepaid Forward Contracts relate to a number of the Company’s ADSs equal to US $199,437, divided by the closing price of the Company’s ADSs on the New York Stock Exchange on April 9, 2008. Pursuant to the Prepaid Forward Contracts, the Company prepaid the Dealers US $199,437 on April 15, 2008 for the repurchase of 6,345,450 ADSs of the Company.

Until the Company satisfied certain conditions, including completing certain corporate actions and satisfying requirements of Cayman Islands law in relation to the repurchase of the Company’s shares, the prepaid forward contracts would be settled in cash on the final settlement date (or earlier in certain circumstances) with the Dealers delivering the Company an amount of cash equal to the product of (a) the ADS number of 6,345,450 and (b) the weighted average price of our ADSs over a number of days specified in the Prepaid Forward Contracts. Once those conditions are satisfied, the Prepaid Forward Contracts will, from the date when such conditions are satisfied, be settled in shares with the Dealers delivering the ADSs at their discretion, in full or in part, at any time prior to May 30, 2013. The Company’s management determined that the Company satisfied all those conditions on June 17, 2008.

The Prepaid Forward Contracts were initially recognized as assets and measured at fair value as the contracts could only be settled in cash at the inception date. When the conditions for physically settlement in shares were met on June 17, 2008, the fair value of Prepaid Forward Contracts as at that date were reclassified as a reduction of additional paid-in capital in equity. The change in fair value of the Prepaid Forward Contracts of US $60,028 from the issuance date to June 17, 2008 was reported in the consolidated statements of operations for the year ended December 31, 2008.

Since the Prepaid Forward Contracts require physical settlement of a fixed number of ADSs at a fixed price per ADS at the time conditions for physical settlement are met, the shares to be repurchased pursuant to the Prepaid Forward Contracts are treated as retired from June 17, 2008 through December 31, 2010 for purposes of the Company’s basic and diluted earnings (loss) per share calculations during the years ended December 31, 2008, 2009 and 2010 respectively.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
INCOME TAXES

(17)	INCOME TAXES

The Company and its subsidiaries file separate income tax returns.

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon any payment of dividends by the Company, no Cayman Islands withholding tax is imposed.

LDKSCT was established in December 2009, and is not subject to tax on its income on capital gains under the current laws of the Cayman Islands.

People’s Republic of China

Pursuant to the income tax law of the PRC concerning foreign investment and foreign enterprises (the “FEIT Law”), the applicable income tax rate through December 31, 2007 of JXLDK was 33%. Also, JXLDK is entitled to exemption from income tax for 2 years starting from the 2006 calendar year and is entitled to a 50% tax reduction for the succeeding 3 years (“2+3 holiday”) beginning from 2008. On March 16, 2007, the National People’s Congress of the PRC passed the Corporate Income Tax Law (the “CIT Law”) which became effective January 1, 2008 when the FEIT Law was ended. The CIT Law adopts a uniform tax rate of 25% for all enterprises, including foreign-invested enterprises. Pursuant to the detailed implementation rules of the CIT Law announced on December 26, 2007, JXLDK can continue to enjoy the 50% tax reduction for the years from 2008 to 2010. Accordingly, JXLDK is subject to a reduced income tax rate of 12.5% in the years from 2008 to 2010.

In December 2009, JXLDK was recognized by the Chinese government as a “High and New Technology Enterprise” under the new CIT Law and entitled to the preferential CIT rate of 15% from 2009 to 2011. Under the new CIT Law, where the transitional preferential CIT policies and the preferential policies prescribed under the new CIT Law and its implementation rules overlap, an enterprise shall choose to carry out the most preferential policy, but shall not enjoy multiple preferential policies. JXLDK has chosen to complete the above mentioned 2+3 holiday for the overlapping period of 2009 and 2010. As a result, JXLDK is subject to income tax at 15% for 2011 and at 25% thereafter.

Under FEIT Law, the applicable income tax rate of LDKPV and LDKSP in 2007 was 33%. Effective January 1, 2008, LDKPV and LDKSP are subject to income tax rate of 25% pursuant to the CIT Law.

Other PRC subsidiaries were established after the effective date of the CIT Law and are subject to income tax at 25% from 2008 onwards.

HK SAR

LDK International was incorporated in Hong Kong in September 2006 and is subject to Hong Kong Profits Tax at 16.5% on income arising in or derived from Hong Kong. No provision for Hong Kong Profits tax was made as it sustained tax losses for each of the years ended December 31, 2008, 2009 and 2010. The payments of dividends by Hong Kong tax residents are not subject to Hong Kong withholding tax.

LDK SH was incorporated in Hong Kong in January 2010 and is subject to Hong Kong Profits Tax at 16.5% on income arising in or derived from Hong Kong. No provision for Hong Kong Profits tax was made as it sustained tax losses for 2010.

United States

LDK USA is subject to US federal statutory tax rate of 34% and also subject to the state of California income tax rate of 8.84%. The state income tax paid is deductible for US federal income tax.

European Countries

LDK Europe is incorporated in Luxemburg and is subject to a 28.59% corporate tax rate. Capital repayment received from LQ Energy within one year after the incorporation of LQ Energy is subject to 26.375% withholding tax rate.

All of the Company’s subsidiaries in Italy are incorporated in Italy and are subject to corporate income tax at 31.4%.

LDK Trading Service Germany Limited is incorporated in Germany and is subject to effective income tax rate of 32.98% which consists of 15% corporate income tax plus a solidarity surcharge of 5.5% on corporate income tax and a trade income tax rate of 17.15%.

The income tax expense (benefit) attributable to earnings (loss) from operations, which is substantially derived from PRC sources, consists of:

	Current	Deferred	Total

Year ended December 31, 2010
PRC	34,948	27,264	62,212
U.S. federal	18	—	18
U.S. state and local	8	—	8
Other jurisdictions	(672)	4,644	3,972

	34,302	31,908	66,210

Year ended December 31, 2009
PRC	8,141	(34,500)	(26,359)
U.S. federal	9	—	9
U.S. state and local	4	—	4
Other jurisdictions	5,983	(549)	5,434

	14,137	(35,049)	(20,912)

Year ended December 31, 2008
PRC	46,261	(40,250)	6,011
U.S. federal	29	—	29
U.S. state and local	12	—	12
Other jurisdictions	—	(913)	(913)

	46,302	(41,163)	5,139

Earnings (loss) before income taxes of the Group consist of the following:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

PRC operations	25,394	(212,722)	413,120
Non-PRC operations	46,153	(42,186)	(50,443)

Total	71,547	(254,908)	362,677

The actual income tax expense (benefit) differed from the amounts computed by applying the statutory PRC income tax rate of 25% (2008: 25% and 2009: 25%) to earnings (loss) before income taxes as a result of the following:

	Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,
	2008		2009		2010

Earnings (loss) before income taxes	71,547		(254,908)		362,677

Computed income tax expense (benefit)	17,887	25%	(63,727)	25%	90,669	25%
Effect of tax rate differential	(10,398)	(15)%	33,244	(13)%	7,736	2%
Change in tax rate	—	0%	—	0%	(743)	0%
Non-deductible expenses
Share-based compensation	4,154	6%	3,553	(2)%	2,762	1%
Others	56	0%	39	(0)%	77	0%
50% additional deduction of R&D expense	—	0%	(1,195)	0%	(660)	0%
Change in valuation allowance	(521)	(1)%	1,251	(0)%	4,621	1%
Tax on transfer of equity interests within the Group	—	0%	—	0%	5,103	1%
Withholding tax on capital payment	—	0%	5,950	(2)%	—	0%
Withholding tax on undistributed earnings of PRC subsidiaries	—	0%	—	0%	3,788	1%
Tax holiday	(5,897)	(8)%	—	(0)%	(44,561)	(12)%
Others	(142)	(0)%	(27)	0%	(2,582)	(1)%

Actual income tax (benefit) expense	5,139	7%	(20,912)	8%	66,210	18%

Without the tax holiday, the Group’s income tax expense would have increased by US $5,897, nil and US $44,561 for the years ended December 31, 2008, 2009 and 2010, respectively, and the impact on basic and diluted earnings (loss) per ordinary share for such periods was as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Impact on earnings (loss) per ordinary share:
- Basic	0.06	0.00	0.35

- Diluted	0.05	0.00	0.33

The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and liabilities are presented below:

	December 31,	December 31,
	2009	2010

Deferred income tax assets:
Inventories write-down	14,552	582
Impairment loss on equipment	440	418
Provision for accounts receivable and prepayments to suppliers	5,376	7,232
Loss on firm purchase commitment	140	173
Accruals	156	1,924
Capital lease obligation	753	1,785
Deferred revenue	16,885	18,222
Tax loss carry forwards	28,617	5,926
Government subsidy	—	7,012

Total gross deferred income tax assets	66,919	43,274
Less: valuation allowance	(1,251)	(5,872)

Deferred income tax assets, net of valuation allowance	65,668	37,402

Deferred income tax liabilities:
- Interest capitalized in relation to plant and equipment	(8,545)	(10,549)
- Fixed assets	(1,165)	(185)
- Withholding tax on undistributed earnings of PRC subsidiaries	—	(3,788)

Total gross deferred income tax liabilities	(9,710)	(14,522)

Net deferred income tax asset	55,958	22,880

Classification on consolidated balance sheets:
Deferred income tax assets:
- Current	47,590	15,914
- Non-current	16,913	21,303
Deferred income tax liabilities:
- Non-current	(8,545)	(14,337)

In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. As of December 31, 2010, the valuation allowance of US $5,872 was related to the deferred income tax assets for tax loss carry forwards attributable to certain European subsidiaries, LDK International, LDKSH and LDKAH. No valuation allowance was recorded against other deferred income tax assets of the Group attributable to other PRC subsidiaries. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible or utilized. Management considers the scheduled reversal of deferred income tax liability, projected future taxable income and tax planning strategies in making this assessment. In order to fully utilize the deferred income tax asset, certain PRC subsidiaries will need to generate future taxable income of approximately US $177,150.

Based upon an assessment of the level of historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets are deductible or can be utilized, and taking into account the availability of the tax planning strategies, management believes it is more likely than not that the Group will realize the benefits of these deductible differences, net of the valuation allowance, as of December 31, 2010. The amount of the deferred income tax assets considered realizable; however, could be reduced in the near term if estimates of future taxable income are reduced.

As of December 31, 2010, the Group has tax loss carryforwards of approximately US $27,378 for certain PRC and overseas subsidiaries. Tax losses of the PRC subsidiaries of US $4,671 as of December 31, 2010 will expire starting from December 31, 2014 if unutilized. Tax losses of HK subsidiaries of US $14,779 as of December 31, 2010 can be utilized indefinitely.

The CIT Law and its relevant regulation also imposed a 10% withholding income tax for dividends distributed by the PRC subsidiaries to the Company for distribution of earnings generated beginning on January 1, 2008. Undistributed earnings generated prior to January 1, 2008 are exempt from such withholding tax. Under the previous FEIT Law, no withholding tax was required. The Company did not recognize deferred income tax liabilities of US $7.2 million for the undistributed earnings of approximately US $72.4 million of the PRC subsidiaries as of December 31, 2010 as management considers these earnings to be reinvested indefinitely in the PRC.

As of January 1, 2007 and for each of the three years ended December 31, 2008, 2009 and 2010, the Group has no unrecognized tax benefits relating to uncertain tax positions and accordingly no related interest and penalties. Also, management does not expect that the amount of unrecognized tax benefits will increase significantly within the next 12 months.

The Group’s subsidiaries file their income tax returns in the PRC, Hong Kong, United States and European Union. According to the PRC Tax Administration and Collection Law, the statute of limitation is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitation extends to five years under special circumstances, where the underpayment of taxes is more than RMB 100 thousand (US $15). In the case of transfer pricing issues, the statute of limitation is 10 years. There is no statute of limitation in the case of tax evasion. Accordingly, the income tax returns of the Group’s operating subsidiaries in the PRC for the years ended December 31, 2005 through 2010 are open to examination by the PRC state and local tax authorities. The income tax returns of LDK International are open to audit for the years ended December 31, 2006 through 2010 under the statute of limitation established by the Hong Kong Inland Revenue Ordinance.

The PRC tax system is subject to substantial uncertainties. There can be no assurance that changes in PRC tax laws or their interpretation or their application will not subject the Group’s PRC entities to substantial PRC taxes in the future.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

(18)	COMMITMENTS AND CONTINGENCIES

(a)	Capital commitments

Capital commitments outstanding at December 31, 2009 and 2010 not provided for in the financial statements were as follows:

	December 31,	December 31,
	2009	2010

Purchase of property, plant and equipment	468,460	857,275

(b)	Purchase commitments

The Group has entered into several purchase agreements with certain suppliers whereby the Group is committed to purchase a minimum amount of raw materials to be used in the manufacture of its products:

	December 31,	December 31,
	2009	2010

Future minimum purchases	5,987	4,920

(c)	Litigation

i)	Class action lawsuits

On October 4, 2007, the Company announced that its former financial controller, Charley Situ, who was terminated for cause on September 25, 2007, had communicated to LDK’s management and others subsequent to his termination alleged inconsistencies in LDK’s inventory reporting as of August 31, 2007 (“Situ allegations”). On October 9, 2007 and through January 22, 2008, the Group has been named as defendant, along with certain of its senior executives, in a number of class action complaints and a derivative complaint in the United States pertaining to the Situ allegations (“Complaints”). These Complaints further allege that management of the Group had knowingly and intentionally deceived the plaintiffs through misleading financial reporting by overstating its inventories of polysilicon. The various class action complaints were consolidated into a Consolidated Class Action Complaint filed on March 10, 2008 in U.S. Federal Court in Northern California.

On February 17, 2010, the Company and the plaintiff jointly entered into a proposed class settlement agreement (“settlement agreement”) with total settlement amount of US $16 million. The Group recorded this settlement amount under accrued legal settlement in the consolidated balance sheet as of December 31, 2009. The Company also recorded US $6 million as insurance recoveries receivable from insurance carrier as of December 31, 2009 because the Company determined that it was probable to realize the claim for recovery of the loss at this amount. On June 21, 2010, the court granted final approval of class action settlement. The insurance recoveries receivable and accrued legal settlement were fully paid in 2010.

Ordinary Shares	12 Months Ended
Dec. 31, 2010
Ordinary Shares [Abstract]
ORDINARY SHARES

(19)	ORDINARY SHARES

During 2006, the Company issued 75,000,000 ordinary shares at par value of US $0.10 per share (adjusted for the ten-for-one share split effected on July 18, 2006);

In June 2007, the Company issued 14,007,700 American Depositary Shares (“ADSs”), representing 14,007,700 ordinary shares. The Company’s ADSs are quoted on the New York Stock Exchange;

In June 2007, all issued and outstanding Series A, B and C redeemable convertible preferred shares were converted into 15,580,000 ordinary shares on a one to one basis upon the completion of the Company’s IPO;

In August 2007, 1,457,000 of vested stock options granted to executives and employees were exercised, resulting in the issuance of 1,457,000 ordinary shares;

In September 2008, the Company issued 4,800,000 ADSs, representing 4,800,000 ordinary shares, at a price of US $41.75 per ADS, raising approximately US $190,892, net of related expenses of US $9,508;

During 2008, 2,265,696 of vested share options granted to executives, employees and investors were exercised, resulting in the issuance of 2,265,696 ordinary shares;

In June 2008 and November 2010, the Company respectively issued 750,000 and 1,500,000 ordinary shares to a third party service company in preparation for any future exercise of share options. Ordinary shares held by the service company are reduced when share options are exercised by employees. As these ordinary shares are held by this service company on behalf of the Company and do not contain any voting and dividend rights, they are considered as issued but not outstanding shares and have been excluded in the number of outstanding ordinary shares and the EPS figures as disclosed in the consolidated financial statements as of and for the year ended December 31, 2008, 2009 and 2010. Those ordinary shares held by the service company were 390,653, 249,406 and 1,393,362 ordinary shares as at December 31, 2008, 2009 and 2010 respectively.

In December 2009, the Company issued 16,520,000 ADSs, representing 16,520,000 ordinary shares, at a price of US $7.00 per ADS, raising approximately US $109,225 net of related expenses of US $6,415;

During 2009, 141,247 of vested share options granted to executives and employees were exercised, resulting in the issuance of 141,247 ordinary shares.

In January 2010, the Company issued 1,645,900 ADSs, representing 1,645,900 ordinary shares, at a price of US $7.00 per ADS, raising approximately US $11,061 net of related expenses of US $461;

During 2010, 1,532,712 of vested share options granted to executives and employees were exercised, resulting in the issuance of 1,532,712 ordinary shares.

Statutory Reserve	12 Months Ended
Dec. 31, 2010
Statutory Reserve [Abstract]
STATUTORY RESERVE

(20)	STATUTORY RESERVE

Under the Law of the PRC on Enterprises with Wholly Owned Foreign Investment, the Company’s subsidiaries in the PRC are required to allocate at least 10% of their after tax profits, after making good of accumulated losses as reported in their PRC statutory financial statements, to the general reserve fund and have the right to discontinue allocations to the general reserve fund if the balance of such reserve has reached 50% of their registered capital. A transfer of US $10,979, US $ nil and US $28,599 from retained earnings to statutory reserve was recorded for the years ended December 31, 2008, 2009 and 2010 respectively.

Share Based Compensation	12 Months Ended
Dec. 31, 2010
Share Based Compensation [Abstract]
SHARE BASED COMPENSATION

(21)	SHARE BASED COMPENSATION

On July 31, 2006, the Company adopted the 2006 Stock Incentive Plan (the “Plan”), which is to recognize and acknowledge the contributions the eligible participants made to the Company and to the business. As of December 31, 2010, options to purchase up to 13,295,026 ordinary shares are authorized under the Plan. Share options were granted with an exercise price less than or equal to the stock’s fair value at the date of grant and have a term of three to five years. Generally, share option granted vest over 3 to 5 years from date of grant while certain options granted vest immediately.

The fair value of the option award is estimated on the date of grant using a lattice-based option valuation model, which incorporates ranges of assumptions for inputs as noted in the following table. Prior to the Initial Public Offering (“IPO”) in June 2007, because the Company did not maintain an internal market for its shares, the expected volatility was based on the historical volatilities of comparable publicly traded companies engaged in similar industry. The Company uses historical data to estimate employee termination within the valuation model. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding. The employees that were granted the share options are expected to exhibit the same behavior. Since the share options once exercised will primarily trade in the U.S. capital market and there was no comparable PRC zero coupon rate, the risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury Note as of the grant date.

Following the Company’s IPO, because the Company does not have a sufficient historical transaction data to date to calculate the volatility, the expected volatility was still based on the historical volatilities of comparable publicly traded companies engaged in similar industry until 2010 during which the Company’s calculation of expected volatility was based on the historical volatility of the Company’s stock price. Other computational methodologies and assumptions remained unchanged.

	2008	2009	2010

Expected volatility	49.81%~60.06%	60.89%~62.31%	70.28%~88.64%
Expected dividends	0%	0%	0%
Expected term	3.07~9.37 years	9.42~9.50 years	5.91~8.56 years
Risk-free interest rate	2.88%~3.85%	2.22%~2.85%	2.44%~3.88%
Estimated fair value of underlying ordinary shares	US $14.32~US $43.30	US $5.84~US $9.80	US $5.50~US $9.54

Prior to the IPO, the estimated fair value of the underlying ordinary shares granted was determined based on a valuation analysis performed by Sallmanns based on various generally accepted valuation methodologies. Management determined that the income approach was appropriate to determine the fair value of the Company’s business.

The weighted-average grant-date fair value of options granted during the year ended December 31, 2008, 2009 and 2010 was US $11.20, US $8.19 and US $5.76 per share, respectively. The Company recorded non-cash share-based compensation expense of US $16,614, US $14,212 and US $11,044 for the years ended December 31, 2008, 2009 and 2010 respectively, in respect of share options granted to employees, of which US $2,783 (2009: US $3,381; 2008: US $3,667) was allocated to costs of goods sold, US $7,717 (2009: US $10,478; 2008: US $12,609) was allocated to general and administrative expenses, US $57 (2009: US $32; 2008: US $27) was allocated to selling expenses and US $487 (2009: US $321; 2008: US $311) was allocated to research and development costs. No non-cash share-based compensation expense was incurred for the years ended December 31, 2008, 2009 and 2010 respectively in respect of share options granted to non-employees.

A summary of options for the years ended December 31, 2008, 2009 and 2010 is presented below:

					Weighted		Weighted
				Number	Average		Average
				of Total	Exercise		Remaining	Aggregate
		Non-		Shares Involved	Price		Contractual	Intrinsic
	Employees	Employees	Investors	in the Option	Per Share		Term	Value

For the year ended December 31, 2008
Outstanding as of December 31, 2007	8,180,350	130,000	200,000	8,510,350	US $	10.50

Granted during 2008	464,300	—	—	464,300	US $	19.99
Exercised	(2,065,696)	—	(200,000)	(2,265,696)	US $	5.62
Forfeited or cancelled	(310,455)	—	—	(310,455)	US $	30.78
Outstanding as of
December 31, 2008	6,268,499	130,000	—	6,398,499	US $	11.93	3.31 years	31,284

Vested or expected to vest as of December 31, 2008	6,268,499	130,000	—	6,398,499	US $	11.93	3.31 years	31,284

Exercisable as of December 31, 2008	1,636,235	86,667	—	1,772,902	US $	12.93	3.04 years	8,919

For the year ended December 31, 2009
Outstanding as of December 31, 2008	6,268,499	130,000	—	6,398,499	US $	11.93

Granted during 2009	710,400	—	—	710,400	US $	11.20
Exercised	(41,247)	(100,000)	—	(141,247)	US $	5.56
Forfeited or cancelled	(604,796)	—	—	(604,796)	US $	26.94
Outstanding as of
December 31, 2009	6,332,856	30,000	—	6,362,856	US $	10.57	2.0 years	7,039

Vested or expected to vest as of December 31, 2009	6,332,856	30,000	—	6,362,856	US $	10.57	2.0 years	7,039

Exercisable as of December 31, 2009	4,406,936	30,000	—	4,436,936	US $	9.20	1.97 years	6,839

					Weighted		Weighted
				Number	Average		Average
				of Total	Exercise		Remaining	Aggregate
		Non-		Shares Involved	Price		Contractual	Intrinsic
	Employees	Employees	Investors	in the Option	Per Share		Term	Value

For the year ended December 31, 2010
Outstanding as of December 31, 2009	6,332,856	30,000	—	6,362,856	US $	10.57

Granted during 2010	6,818,437	—	—	6,818,437	US $	7.12
Exercised	(1,532,712)	—	—	(1,532,712)	US $	4.55
Forfeited or cancelled	(503,463)	—	—	(503,463)	US $	21.29
Outstanding as of December 31, 2010	11,115,118	30,000	—	11,145,118	US $	8.80	6.43 years	29,992

Vested or expected to vest as of December 31, 2010	11,111,574	30,000	—	11,141,574	US $	8.80	6.43 years	29,984

Exercisable as of December 31, 2010	3,806,683	30,000	—	3,836,683	US $	11.28	1.39 years	8,756

The total intrinsic value of options exercised during the years ended December 31, 2008, 2009 and 2010 was US $62,202, US $711 and US $4,719 respectively.

The Company reduced the exercise price and extended the vesting period of 60,000 and 448,000 unvested share options held by employees in 2008 and 2009. The total incremental value as a result of the modification amounted to US $304 and US $2,559 in 2008 and 2009 respectively, which is recognized ratably over 3-5 years from the date of modification. The Company has elected to bifurcate the amounts and recognize the incremental value over the period from the modification date until the date when the modified share option vest, in addition to the amount based on the grant date fair value of the original awards, which is recognized over the remainder of the original vesting period. The modified share options were included in the number of share options granted and number of share options forfeited or cancelled for the year ended December 31, 2008 and 2009.

As of December 31, 2010, there was US $37,834 (2009: US $10,577) of total unrecognized compensation cost related to non-vested share options. This cost is expected to be recognized over a weighted average period of approximately 4.1 years (2009: 2.2 years). The Company is expected to issue new shares to satisfy share option exercises. Cash received from the exercise of options under the share option plans during 2010 was US $6,968 (2009: US $786).

Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2010
Earnings (Loss) Per Share [Abstract]
EARNINGS (LOSS) PER SHARE

(22)	EARNINGS (LOSS) PER SHARE

The computation of basic and diluted earnings (loss) per share is as follows:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Numerator used in basic earnings (loss) per share
Net income (loss) attributable to LDK Solar Co., Ltd. shareholders	66,408	(234,225)	290,797

Plus interest expenses and amortization of convertible senior notes issuance costs and debt discount	—	—	19,278

Numerator used in diluted earnings (loss) per share	66,408	(234,225)	310,075

Shares (denominator):
Weighted average number of ordinary shares outstanding used in computing basic earnings (loss) per share	104,994,312	107,238,244	125,580,754

Plus incremental weighted average number of ordinary shares from assumed conversion of stock options using the treasury stock method	4,246,126	—	841,673
Plus incremental weighted average number of ordinary shares from assumed conversion of convertible senior bond using the as-if converted method	—	—	10,145,865

Weighted average number of ordinary shares outstanding used in computing diluted earnings (loss) per share	109,240,438	107,238,244	136,568,292

Earnings (loss) per share — basic	0.63	(2.18)	2.32

Earnings (loss) per share — diluted	0.61	(2.18)	2.27

The computation of basic and dilutive earnings (loss) per share for the years ended December 31, 2008, 2009 and 2010 reflects a reduction for weighted average of 3,432,784 ordinary shares, 6,345,450 ordinary shares and 6,345,450 ordinary shares respectively deemed to have been retired as a result of the Prepaid Forward Contracts (see Note 16).

During the year ended December 31, 2010 the Group’s dilutive potential ordinary shares outstanding consist of convertible senior notes and share options. The computation of diluted earnings per share for the year ended December 31, 2010 assume conversion of the convertible senior notes because, when applying the as-if converted method, the effect of the 10,145,865 ordinary shares issuable upon conversion of the convertible senior notes under the conversion terms of the convertible senior notes agreements was dilutive. In computing diluted earnings per share for the year ended December 31, 2010, there was dilutive effect of outstanding share options of 841,673 by applying the treasury stock method because the ordinary shares assumed to be issued upon the exercise of the share options was more than the number of shares assumed to be purchased at the average estimated fair value during the period. The proceeds used for the assumed purchase include the sum of the exercise price of the share options and the average unrecognized compensation cost.

During the year ended December 31, 2009 the Group’s dilutive potential ordinary shares outstanding consist of convertible senior notes and share options. The computation of diluted loss per share for the year ended December 31, 2009 did not assume conversion of the convertible senior notes because, when applying the as-if converted method, the effect of the 10,181,360 ordinary shares issuable upon conversion of the convertible senior notes under the conversion terms of the convertible senior notes agreements was anti-dilutive. In computing diluted loss per share for the year ended December 31, 2009, there was no dilutive effect of outstanding share options of 1,234,030 by applying the treasury stock method because the impact was anti-dilutive.

During the year ended December 31, 2008, the Group’s dilutive potential ordinary shares outstanding consist of convertible senior notes and share options. The computation of diluted earnings per share for the year ended December 31, 2008 did not assume conversion of the convertible senior notes because, when applying the as-if converted method, the effect of the 7,260,478 ordinary shares issuable upon conversion of the convertible senior notes under the conversion terms of the convertible senior notes agreements was anti-dilutive. In computing diluted earnings per share for the year ended December 31, 2008, there was dilutive effect of outstanding share options of 4,246,126 by applying the treasury stock method because the ordinary shares assumed to be issued upon the exercise of the share options was more than the number of shares assumed to be purchased at the average estimated fair value during the period. The proceeds used for the assumed purchase include the sum of the exercise price of the share options and the average unrecognized compensation cost.

Geographic Revenue Information and Concentration of Risk	12 Months Ended
Dec. 31, 2010
Geographic Revenue Information and Concentration of Risk [Abstract]
GEOGRAPHIC REVENUE INFORMATION AND CONCENTRATION OF RISK

(23)	GEOGRAPHIC REVENUE INFORMATION AND CONCENTRATION OF RISK

The following table summarizes the Group’s net revenues, based on the geographic location of the customers:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Mainland China	463,101	274,019	858,988
Germany	418,671	165,891	512,464
Europe excluding Germany	196,000	57,944	380,339
Asia Pacific excluding mainland China and Taiwan	132,866	198,484	306,072
Taiwan	361,622	354,126	260,100
North America	71,235	47,574	191,384

Total net revenue	1,643,495	1,098,038	2,509,347

Significant concentrations

The carrying amounts of cash and cash equivalents, pledged bank deposits, trade accounts receivable, prepayments and other current assets represent the Group’s maximum exposure to credit risk in relation to financial assets. As of December 31, 2010, substantially all of the Group’s cash and cash equivalents and pledged bank deposits were held in major financial institutions located in the mainland China, the Hong Kong Special Administrative Region and European Union, which management believes have high credit ratings. As of December 31, 2010 cash and cash equivalents and pledged bank deposits held in mainland China, Hong Kong and European financial institutions amounted to US $749,884 in total and were denominated in the following currencies:

	US $	EURO	RMB	HKD
	(000’s)	(000’s)	(000’s)	(000’s)

In mainland China	52,945	417	4,428,557	—
In Hong Kong	19,658	150	—	643
In European Union	—	5,774	—	—

Total in original currency	72,603	6,341	4,428,557	643

US $ equivalent	72,603	8,433	668,694	83

The following represents the amount of sales to customers that directly or indirectly contributed, on an individual basis, 10% or more of revenue for the years ended December 31, 2008, 2009 and 2010:

	December 31,	December 31,	December 31,
	2008	2009	2010

Customer A	335,409	117,893	212,393
Customer B	100,609	137,393	109,597

Accounts receivable balances due from the above customers are as follows:

	December 31,	December 31,
	2009	2010

Customer A	29,343	9,563
Customer B	11,525	56,185

A significant portion of the Company’s outstanding accounts receivables is derived from sales to a limited number of customers. As of December 31, 2009 and 2010, in addition to the accounts receivable balances due from customers disclosed above, outstanding accounts receivables with individual customers in excess of 10% of total accounts receivables are as follows:

	December 31,	December 31,
	2009	2010

Customer C.	—	41,135
Customer D	23,285	698

Solar-grade polysilicon feedstock is an essential raw material in manufacturing the Group’s multicrystalline solar wafers. The Group’s operations depend on its ability to procure sufficient quantities of solar-grade polysilicon on a timely basis. The Group’s failure to obtain sufficient quantities of polysilicon in a timely manner could disrupt its operations, prevent it from operating at full capacity or limit its ability to expand as planned, which will reduce, and stunt the growth of its manufacturing output and revenue.

In order to secure stable supply of polysilicon and other raw materials, the Group makes prepayments to certain suppliers. Such amounts are recorded as prepayments to suppliers on the consolidated balance sheets and amounted to US $168,755 as of December 31, 2010 (2009: US $105,722). The Group makes the prepayments without receiving collateral for such payments. As a result, the Group’s claims for such prepayments would rank only as an unsecured claim, which exposes the Group to the credit risks of the suppliers. A provision for doubtful recoveries of US $20,582, US $17,874 and US $4,749 for prepayments to suppliers included under current assets was recognized for the years ended December 31, 2008, 2009 and 2010, respectively. As of December 31, 2009 and 2010, outstanding prepayments to individual suppliers in excess of 10% of total prepayments to suppliers, net are as follows:

	December 31,	December 31,
	2009	2010

Supplier A	31	60,826
Supplier B	18,626	18,126
Supplier C	11,577	2,391
Supplier D	16,109	—

In addition to the above, the Group also made significant prepayments to Best Solar for purchase of modules, which were recorded under due from related parties. See note 24 (b) for details.

The Group relies on a limited number of equipment suppliers for all of its principal manufacturing equipment. There is currently a shortage globally in much of the equipment required for its manufacturing process and capacity expansion. If any of the Group’s major equipment suppliers encounter difficulties in the manufacturing or shipment of its equipment to the Group or otherwise fail to supply equipment according to its requirements, it will be difficult for the Group to find alternative providers for such equipment on a timely basis which in turn could adversely affect its production and sales.

Business and economic risks

The Group operates in a dynamic industry with limited operating history and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: advances and new trends in new technologies and industry standards; capital market performance and public interest in companies operating in the PRC that are listed in the United States; competition from other competitors; changes in certain strategic relationships or customers relationships; regulatory or other factors; the ability to obtain necessary financial and other resources at commercially viable terms; the ability to attract and retain employees necessary to support the Group’s growth and general risks associated with the solar industry.

The Group conducts its principal operations in the PRC and accordingly is subject to special considerations and significant risks not typically associated with investments in equity securities of United States and Western European companies. These include risks associated with, among others, the political, economic, legal environment and social uncertainties in the PRC, government agencies’ influence over certain aspects of the Group’s operations and competition in the solar industry.

In addition, the ability to negotiate and implement specific business development projects in a timely and favorable manner may be impacted by political considerations unrelated to or beyond the control of the Group. Although the PRC government has been pursuing economic reform policies for the past two decades, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective and as a result, changes in the rate or method of taxation and changes in State policies may have a negative impact on the Group’s operating results and financial position.

Solar energy application requires significant initial capital investment. Industry demand for solar energy products depends on the availability of financing to downstream customers. The Group’s business and results of operations were adversely affected by the global financial crisis from the last quarter of 2008, which led to extreme volatility in security prices, severely diminished liquidity and credit availability. Severe erosion on average selling price of the Group’s products extended into 2009 from the last quarter of 2008 although demand for the Group’s products progressively rebounded from the second quarter of 2009 as the global economy gradually recovers. Many of our customers who experienced difficulty in obtaining financing during the economic slowdown have regained access to credit and resumed execution of sales contract temporarily suspended or delayed in the fourth quarter of 2008 and first quarter of 2009. However, the sustainable growth in solar energy market still has great uncertainty as the ultimate stabilization of global credit and lending environment is uncertain under the current macroeconomic market. Demand for our products might fluctuate if solar industry end-customers are not able to finance PV systems at a competitive cost.

We cannot assure that there will be no further deterioration of the global credit condition and any resulting effects of changes, including those described above, may have a material and adverse effect on the Group’s business, results of operations and financial condition in 2011.

Currency risk

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

(24)	RELATED PARTY TRANSACTIONS

For the periods presented, in addition to the guarantees and security provided by related parties for the Group’s bank borrowings in Note (10), the principal related party transactions and amounts outstanding with the related parties are summarized as follows:

	Year	Year	Year
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Sales of wafers under related parties arrangement (note a)	—	56,132	—
Purchases of modules production equipment from Best Solar (note b)	—	—	21,248
Purchases of inventories from Best Solar (note b)	—	78,079	80,869
Sales of modules and cells to Best Solar (note b)	—	—	4,587
Purchases of low value consumables from a related party (note c)	1,141	509	1,993
Purchases of auxiliary from a related party (note d)	—	—	7,821
Purchases of crucibles from an associate (note e)	3,011	1,271	14,252
Loan obtained from a related party (note f)	2,195	—	—

(a)	During the year ended December 31, 2009, JXLDK entered into three wafer sales contracts with Gintech and one wafer sales contract with Motech with contract values of US $52,350 and US $3,782, respectively (collectively referred as “Wafer Sales Contracts”). In addition, Gintech and Motech entered into agreements to sell corresponding quantities of cells (“Cell Sales Agreement”) to Best Solar. The Company respectively agreed with Gintech and Motech that these Wafer Sales Contracts will be void if Best Solar did not procure the cells from Gintech and Motech pursuant to the Cell Sales Agreement. During the year ended December 31, 2009, JXLDK recognized revenue of US $56,132 relating to these Wafer Sales Contracts when Gintech and Motech accepted delivery of wafers supplied by the Group and Best Solar accepted delivery of cells respectively supplied by Gintech and Motech.

(b)	On February 28, 2010, the Group purchased the crystalline module production equipment from Best Solar at a consideration of US $21,248, which approximates their carrying value as recorded in the books of Best Solar.

The Group purchased the crystalline modules of US $78,079 and US $29,426 from Best Solar during the year ended December 31, 2009 and 2010 respectively. The Group also purchased raw materials and supplies relating to crystalline modules production of US $51,443 from Best Solar during the year ended December 31, 2010. Furthermore, the Group made prepayment of US $15,573 to Best Solar under a thin-film module purchase agreement during the year ended December 31, 2010 and made prepayments of US $37,615 to Best Solar for crystalline module purchases and processing during the year ended December 31, 2009.

The Group sold crystalline modules and cells of US $4,587 to Best Solar during the year ended December 31, 2010.

The outstanding amounts due from Best Solar as of December 31, 2009 and 2010 were US $37,615 and US $44,839 respectively. The outstanding amounts due to Best Solar as of December 31, 2009 and 2010 were US $35,969 and US $ nil respectively.

(c)	The Group purchased low value consumables from Jiangxi Liouxin Industry Co., Ltd., (“JXLXI”) which is a company controlled by Mr. Peng, of US $1,141, US $509 and US $1,993 during the years ended December 31, 2008, 2009 and 2010 respectively. The outstanding amount due to JXLXI as was US $656 and US $949 as of December 31, 2009 and 2010.

(d)	The Group purchased auxiliary materials of US $7,821 from Saiwen Industry (Suzhou) Co., Ltd., (“SZSW”), a company controlled by Mr. Peng, during the year ended December 31, 2010. The outstanding amounts due to SZSW as of December 31, 2010 were US $2,211.

(e)	JXLDK also purchased crucibles from Sinoma, which is an associate of JXLDK, of US $1,271 and US $14,252 during the years ended December 31, 2009 and 2010 respectively. The outstanding amount due to Sinoma was US $2,164 and US $11,874 as of December 31, 2009 and 2010 and due from Sinoma was US $ nil and US $322 as of December 31, 2009 and 2010.

(f)	In December 2008, JXLDK borrowed US $2,195 via an unsecured loan which carried interest at a rate of 5.04% per annum from Sinoma. This loan was repaid in April 2009.

In addition to the above, certain of the Group’s executives and employees exercised share options which vested in 2007 and 2008. Pursuant to the PRC tax regulations, the income derived from the exercise of the share options is subject to individual income tax, which should be withheld by the Group from these executives and employees for payment to the PRC tax authorities. The Group had an outstanding receivable from these executives and employees of US $41,820 and US $46,262 as of December 31, 2009 and 2010 respectively in relation to the individual income tax liabilities arising from the exercise of share options by these executives and employees, which are included in other current assets.

Ldk Solar Co., Ltd. (Parent Company)	12 Months Ended
Dec. 31, 2010
Ldk Solar Co., Ltd. (Parent Company) [Abstract]
LDK SOLAR CO., LTD. (PARENT COMPANY)

(25)	LDK SOLAR CO., LTD. (PARENT COMPANY)

Relevant PRC statutory laws and regulation permit payments of dividends by the Company’s subsidiaries in the PRC only out of their retained earnings, if any, as determined in accordance with the PRC accounting standards and regulations.

Under the Law of the PRC on Enterprises with Wholly Owned Foreign Investment, the Company’s subsidiaries in the PRC are required to allocate at least 10% of their after tax profits, after making good of accumulated losses as reported in their PRC statutory financial statements, to the general reserve fund and have the right to discontinue allocations to the general reserve fund if the balance of such reserve has reached 50% of their registered capital. These statutory reserves are not available for distribution to the shareholders (except in liquidation) and may not be transferred in the form of loans, advances, or cash dividend.

For the year ended December 31, 2010, US $28,599 (2009: US $ nil; 2008: US $10,979) were appropriated from retained earnings and set aside for the statutory reserve by the Company’s subsidiaries in the PRC.

As a result of these PRC laws and regulations, the Company’s subsidiaries in the PRC are restricted in its ability to transfer a portion of its net assets to either in the form of dividends, loans or advances, which consisted of paid-up capital and statutory reserve amounted to US $1,237,125 as of December 31, 2010 (2009: US $993,079).

The following presents condensed unconsolidated financial information of the Parent Company only.

Condensed Balance Sheets

	December 31,	December 31,
	2009	2010

Cash and cash equivalents	630	8,656
Insurance recoveries receivable	6,000	—
Due from subsidiaries	34,160	31,885
Prepaid expense	—	238
Other receivables	3,400	877
Investment in subsidiaries	1,250,588	1,608,564
Debt issuance costs	4,909	4,300

Total assets	1,299,687	1,654,520

Accrued expenses and other payables	11,338	7,648
Provision for legal settlement	16,000	—
Due to subsidiaries	60,524	256,749
Deferred revenue	1,758	1,780
Convertible senior notes	391,642	390,103
Total equity	818,425	998,240

Total liabilities and equity	1,299,687	1,654,520

Except for the litigation disclosed in Note 18, the Company had no contingencies, long-term obligations and guarantees as of December 31, 2009 and 2010.

Condensed Statements of operations

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

General and administrative expenses	(3,757)	(7,229)	(7,769)
Legal settlement, net of insurance recoveries	—	(10,000)	—
Interest income	50	1	119
Interest expense and amortization of convertible senior notes issuance costs and debt discount	(14,019)	(14,574)	(19,278)
Change in fair value of prepaid forward contracts	60,028	—	—
Others	(32)	(3)	55

Earnings (loss) before income tax and equity in earnings (loss) from subsidiaries	42,270	(31,805)	(26,873)
Equity in earnings (loss) from subsidiaries	24,138	(202,420)	318,986
Income tax expense	—	—	(1,316)

Net income (loss) attributable to ordinary shareholders	66,408	(234,225)	290,797

Condensed Statements of Cash Flows

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Cash flows from operating activities
Net income (loss)	66,408	(234,225)	290,797
Adjustments to reconcile net income to net cash used in operating activities:
Amortization of convertible senior notes issuance costs and debt discount	6,308	9,456	10,174
Equity in (earnings) loss from subsidiaries	(24,138)	202,420	(318,986)
Change in fair value of prepaid forward contracts	(60,028)	—	—
Others	—	—	(193)
Changes in operating assets/liabilities:
Due from subsidiaries	(1,227)	(8,790)	97,008
Due to subsidiaries	6,580	10,568	176,052
Other assets/liabilities	1,356	11,646	(10,162)

Net cash used in operating activities	(4,741)	(8,925)	244,690

Cash flows from investing activities
Investment in subsidiaries	(388,557)	(131,462)	(262,253)

Net cash used in investing activities	(388,557)	(131,462)	(262,253)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2008	2009	2010

Cash flows from financing activities
Proceeds from related party borrowings	—	29,050	20,173
Proceeds from issuance of ordinary shares	205,104	111,800	18,029
Payment of expenses relating to share offer	(1,472)	—	(4,894)
Payment for Company’s ordinary shares under prepaid forward contract	(199,437)	—	—
Proceeds from issuance of convertible senior notes, net of issuance cost	388,743	—	—
Repurchase convertible senior bond	—	—	(7,719)

Net cash provided by financing activities	392,938	140,850	25,589

Net (decrease) increase in cash and cash equivalents	(360)	463	8,026
Cash and cash equivalents at beginning of year	527	167	630

Cash and cash equivalents at end of year	167	630	8,656

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

(26)	FAIR VALUE MEASUREMENTS

Management used the following methods and assumptions to estimate the fair value of financial instruments at the relevant balance sheet date:

•	Short-term financial instruments (cash equivalents, pledged bank deposits, trade accounts receivable and payable, bills receivable and payable, short-term bank borrowings, and accrued liabilities) — cost approximates fair value because of the short maturity period.

•	Long-term bank borrowings — fair value is based on the amount of future cash flows associated with each debt instrument discounted at the Group’s current borrowing rate for similar debt instruments of comparable terms. The carrying values of the long term loans approximate their fair values as all the long-term debt carries variable interest rates which approximate rates currently offered by the Company’s bankers for similar debt instruments of comparable maturities.

•	Foreign exchange forward contract — fair value is determined by discounting estimated future cash flow, which is based on the changes in the forward rate.

•	Convertible senior notes — the estimated fair value of convertible senior notes was US $387,100 as of December 31, 2010 and was based on the quoted market price in an active market.

The table below presents the assets and liabilities measured at fair value on a recurring basis as of December 31, 2010, segregated by the level in the fair value hierarchy within which those measurements fall.

	Carrying	Fair
	Amount at	Value at
	December 31,	December 31,	Fair Value Measurements Using
	2010	2010	Level 1	Level 2	Level 3

Asset:
Foreign exchange forward contract	735	735	—	735	—

Liability:
Non-deliverable foreign exchange forward contract	(154)	(154)	—	(154)	—

In addition to the above, as disclosed in Note 16, the prepaid forward contracts entered by the Company on April 9, 2008 were measured at fair value on a recurring basis until June 17, 2008 when the conditions for physical settlement in shares were met. The change in fair value of the Prepaid Forward Contracts from the issuance date to June 17, 2008 was reported in the consolidated statements of operations for the year ended December 31, 2008. The fair value of the Prepaid Forward Contracts as of June 17, 2008 was determined by management based on valuation analysis performed by a third party independent appraiser using inputs from level 2 hierarchy.

The following table presents fair value measurements of assets and liabilities that are measured at fair value on a nonrecurring basis as of December 31, 2009:

		Quoted
		Prices in
		Active	Significant
		Markets for	Other	Significant
	Year Ended	Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs	Total Gains
Description	2009	(Level 1)	(Level 2)	(Level 3)	(Losses)

Long-lived assets	0	—	—	0	(1,999)

No write down on long-lived assets was made during the year ended December 31, 2010.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS

(27)	DERIVATIVE FINANCIAL INSTRUMENTS

The Group is exposed to certain risks relating to its ongoing business operation in the PRC. The primary risks managed by using derivative instruments are foreign currencies risks and interest rate risks.

The Company’s principal operating subsidiaries are located in the PRC with the Renminbi being their functional currency. The Company’s PRC operating subsidiaries make sales, purchases and capital expenditures and obtain bank borrowings in currencies other than Renminbi, which primarily are in U.S. dollars. Historically, the required payments in U.S. dollars resulting from purchases, capital expenditure and bank borrowings have exceeded receipts in U.S. dollars resulting from sales. Any appreciation of the U.S. dollar against the Renminbi will generally result in foreign exchange losses and adversely affect the Group’s net income. With an aim to reduce its risk exposure, the Company will, on a selected basis, enter into forward contracts with the same financial institutions to forward purchase U.S. dollars when it obtains certain bank borrowings denominated in U.S. dollars through its PRC operating subsidiaries. During the year ended December 31, 2009, the Group entered into a foreign exchange forward contract with a notional amount of US $20,000, against its U.S. denominated short term and long term bank borrowings. During the year ended December 31, 2010, the Group entered into foreign exchange forward contracts with notional amount of US $35,000 against its U.S. denominated receivables, foreign exchange forward contracts with notional amount of EUR 2,000 against its Euro denominated receivable and US $35,000 against its U.S. denominated payables.

The Group’s exposure to the risk of changes in market interest rates primarily relates to its bank borrowings. To finance its business operation and expansion, the Company’s PRC operating subsidiaries will obtain short-term and long-term bank borrowings. As of December 31, 2010, the Group had outstanding bank borrowings of US $2,106,083 in total, of which US $1,124,878 in total carries variable interest rates with effective interest rates ranging from 3.4369% to 8.4500% per annum as of December 31, 2010. Interest expenses on these banking borrowings may increase as a result of change in market interest rates. With an aim to reduce its interest rate exposure, the Group will, from time to time, enter into interest rate swap contracts with financial institutions in the PRC. During the year ended December 31, 2009 and 2010, the Group did not enter into any interest rate swap contract.

The derivative instruments relating to the foreign exchange forward contracts entered by the Group do not meet the conditions specified to qualify for hedge accounting. These derivative financial instruments are initially recognized in the balance sheet at fair value and subsequently re-measured to their fair value with changes in fair value included in determination of net income (loss).

The location and fair value amounts of derivative instruments reported in the consolidated balance sheets as of December 31, 2009 and 2010 are as follows:

	Asset Derivatives				Liability Derivatives
	December 31,		December 31,		December 31,		December 31,
	2009		2010		2009		2010
	Balance		Balance		Balance		Balance
	Sheet	Fair	Sheet	Fair	Sheet	Fair	Sheet	Fair
	Location	Value	Location	Value	Location	Value	Location	Value

Derivatives not designated as hedging instruments under ASC 815
- Foreign exchange forward contracts	Other current assets	65	Other current assets	735	—	—	—	—
- Non-deliverable foreign exchange forward contract	—	—	—	—	Other financial liabilities	(27)	Other financial liabilities	(154)

Total derivatives		65		735		(27)		(154)

The effect of derivative instruments on the consolidated statements of operations for the years ended December 31, 2009 and 2010 are as follows:

Derivatives not		Amount of Gain Recognized
Designated as		in Income on Derivatives
Hedging Instruments	Location of Gain Recognized in	Year Ended December 31
Under ASC 815	Income on Derivatives	2009	2010

Foreign exchange forward contracts	Foreign currency exchange gain, net	140	543

Total		140	543

The Group’s derivatives instruments outstanding as of December 31, 2010 do not contain any credit-risk-related contingent features.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

(28)	SUBSEQUENT EVENTS

(a)	Additional Equity offering by the Company

On February 1, 2011, the Company issued 13,800,000 ADSs, representing 13,800,000 ordinary shares at a price of US $12.4 per ADSs, receiving approximately US $164,220, net of certain expenses.

(b)	Additional RMB denominated US $-Settled senior notes offering by the Company

On February 18, 2011 and April 11, 2011, the Company respectively issued an aggregate principal amount of RMB 1,200,000 and RMB 500,000, 10% US $-Settled Senior Notes due 2014 (the “Senior Notes”) and received net proceeds from the offering, after deducting certain expenses, of approximately US $254,994. The Senior Notes bear interest at a rate of 10% per annum, payable semi-annually in arrears and will mature in the year of 2014. The indenture (the “Indenture”) governing the Senior Notes restrict the Company and/or its subsidiaries from incurring additional indebtedness, as defined in the Indenture, unless i) the company and/or its subsidiaries are able to satisfy certain financial ratios, primarily relating to the maintenance of the Consolidated Fixed Charge Coverage Ratio, as defined in the Indenture, to be not less than 2.5 to 1, and the maintenance of the Subsidiaries Indebtedness to Total Consolidated Assets ratio based on certain criteria as defined in the Indenture to be not more than 45% or ii) the Company and/or its subsidiaries are able to incur such additional indebtedness pursuant to any of the exceptions to the financial ratio requirements, and meet other applicable restrictions as specified in the Indenture.

(c)	Additional US dollar bond offering by the Company

Pursuant to a written resolution dated April 26, 2011, the Company’s board of directors approved certain Company’s officer to negotiate with other parties (the “Other Parties”) for the execution of a proposed agreement and other transaction documents (the “Transaction Documents”) relating to the offering of US dollar denominated bond (the “Proposed Bond”) by the Company. Pursuant to the Transaction Documents, the Proposed Bond contains certain financial covenants that the Company and its subsidiaries need to satisfy before obtaining additional borrowings. The interest rate, price and other terms relating to the Bond Offering are to be determined by negotiation between the Company and the Other Parties.

(d)	Japan Earthquake and Tsunami in March 2011

On March 11, 2011, an earthquake with a magnitude of 9.0 occurred in Japan. The earthquake was followed by a tsunami which damaged multiple nuclear reactors at the Fukushima Daiichi Nuclear Power Station. These events have not had any impact on the Company’s consolidated financial statements for the year ended December 31, 2010. During the year ended December 31, 2008, 2009 and 2010, the Group’s sales to customers in Japan accounted for nil, 2.8% and 2.1%, respectively, of the Group’s total net sales. The Group currently does not have any physical presence in Japan. To date, the Group has not experienced any significant disruption to its supply chain, delay in customer orders or cash collection difficulties with its customers as a result of these March 11, 2011 events.